                       PURCHASE AGREEMENT AND ASSIGNMENT



                                     among



                     EMERGENT MORTGAGE HOLDINGS CORPORATION
                                  as Purchaser




                                 HOMEGOLD, INC.
                                   as Seller
                                      and




                            HOMEGOLD FINANCIAL, INC.



                                  dated as of

                                  May 1, 1999

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE I DEFINITIONS.............................................................................................1

   SECTION 1.1     GENERAL........................................................................................1
   SECTION 1.2     SPECIFIC TERMS.................................................................................1
   SECTION 1.3     USAGE OF TERMS.................................................................................2
   SECTION 1.4     CERTAIN REFERENCES.............................................................................2
   SECTION 1.5     NO RECOURSE....................................................................................2
   SECTION 1.6     ACTION BY OR CONSENT OF NOTEHOLDERS............................................................2
   SECTION 1.7     MATERIAL ADVERSE EFFECT........................................................................3

ARTICLE II CONVEYANCE OF THE MORTGAGE LOANS AND THE OTHER CONVEYED PROPERTY.......................................3

   SECTION 2.1     CONVEYANCE OF THE MORTGAGE LOANS...............................................................3
   SECTION 2.2     PURCHASE PRICE.................................................................................3

ARTICLE III REPRESENTATIONS AND WARRANTIES........................................................................3

   SECTION 3.1     REPRESENTATIONS AND WARRANTIES OF THE SELLER...................................................3
   SECTION 3.2     REPRESENTATIONS AND WARRANTIES OF PURCHASER....................................................6
   SECTION 3.3     INDEMNIFICATION................................................................................8
   SECTION 3.4     REPRESENTATIONS AND WARRANTIES OF HOMEGOLD FINANCIAL...........................................9

ARTICLE IV COVENANTS OF THE SELLER...............................................................................10

   SECTION 4.1     PROTECTION OF TITLE OF PURCHASER, THE DEPOSITOR AND THE TRUST.................................10
   SECTION 4.2     OTHER LIENS OR INTERESTS......................................................................11
   SECTION 4.3     COSTS AND EXPENSES............................................................................12

ARTICLE V REPURCHASES............................................................................................12

   SECTION 5.1     REPURCHASE OF MORTGAGE LOANS UPON BREACH OF WARRANTY..........................................12
   SECTION 5.2     REASSIGNMENT OF PURCHASED MORTGAGE LOANS......................................................13
   SECTION 5.3     WAIVERS.......................................................................................13

ARTICLE VI MISCELLANEOUS.........................................................................................13

   SECTION 6.1     LIABILITY OF THE SELLER.......................................................................13
   SECTION 6.2     MERGER OR CONSOLIDATION OF ANY SELLER OR PURCHASER............................................13
   SECTION 6.3     LIMITATION ON LIABILITY OF THE SELLER AND OTHERS..............................................14
   SECTION 6.4     AMENDMENT.....................................................................................14
   SECTION 6.5     NOTICES.......................................................................................15
   SECTION 6.6     MERGER AND INTEGRATION........................................................................16
   SECTION 6.7     SEVERABILITY OF PROVISIONS....................................................................16
   SECTION 6.8     INTENTION OF THE PARTIES......................................................................16
   SECTION 6.9     GOVERNING LAW.................................................................................16
   SECTION 6.10    COUNTERPARTS..................................................................................16
   SECTION 6.11    CONVEYANCE OF THE MORTGAGE LOANS AND THE OTHER CONVEYED PROPERTY TO THE TRUST.................16
   SECTION 6.12    NONPETITION COVENANT..........................................................................17
   SECTION 6.13    MISCELLANEOUS.................................................................................17

Schedules
---------

Schedule A -  Schedule of Mortgage Loans Conveyed
-------------------------------------------------

Schedule B -  Schedule of Representations
-----------------------------------------

                       PURCHASE AGREEMENT AND ASSIGNMENT


         THIS PURCHASE AGREEMENT AND ASSIGNMENT, dated as of May 1, 1999, executed among Emergent Mortgage Holdings Corporation, a Delaware corporation (the "Purchaser"), HomeGold, Inc., a South Carolina corporation (the "Seller") and HomeGold Financial, Inc., a South Carolina corporation ("HomeGold Financial").

                              W I T N E S S E T H:

         WHEREAS, Purchaser has agreed to purchase from Seller, and Seller, pursuant to this Agreement, is transferring to Purchaser the Mortgage Loans and Other Conveyed Property.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, Purchaser and Seller, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.1 General. The specific terms defined in this Article include the plural as well as the singular. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Sale and Servicing Agreement (defined herein).

         Section 1.2 Specific Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "Agreement" shall mean this Purchase Agreement and Assignment and all amendments hereof and supplements hereto.

         "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind other than tax liens, mechanics liens and liens that attach to a Mortgaged Property by operation of law.

         "Mortgage Loans" means the mortgage loans listed on the Schedule of Mortgage Loans Conveyed which were identified as of May 1, 1999 and any mortgage loan substituting or replacing a Mortgage Loan pursuant to the terms of the Sale and Servicing Agreement.

         "Other Conveyed Property" means all monies at any time paid or payable on the Mortgage Loans or in respect thereof after the Cut-off Date (including amounts due on or before the Cut-off Date but received by the Seller after the Cut-off Date), the insurance policies relating to the Mortgage Loans and all Insurance Proceeds, the Mortgage Files, and any REO Property, together with all collections thereon and proceeds thereof.

         "Purchaser" means Emergent Mortgage Holdings Corporation.

         "Related Documents" means the Unaffiliated Seller's Agreement, the Insurance Agreement and the Indemnification Agreement among the Seller, the Purchaser, Prudential Securities Incorporated, the Depositor, HomeGold Financial, HomeGold Home Equity Loan Trust 1999-1 and Financial Securities Assurance Corporation relating to the Policy.

         "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of May 1, 1999, among Prudential Securities Secured Financing Corporation, as Depositor, HomeGold, Inc., as Originator and Servicer, Fairbanks Capital Corp., as Back-up Servicer and First Union National Bank, as Indenture Trustee, as the same may be amended, modified or supplemented from time to time.

         "Schedule of Mortgage Loans Conveyed" means the schedule of Mortgage Loans and related mortgage notes attached hereto as Schedule A.

         "Schedule of Representations" means the Schedule of Representations and Warranties attached hereto as Schedule B.

         "Seller Repurchase Event" means with respect to the Seller, the occurrence of a breach of any of Seller's representations and warranties under Schedule B hereto.

         "Seller" means HomeGold, Inc.

         Section 1.3 Usage of Terms. With respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement or the Sale and Servicing Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation."

         Section 1.4 Certain References. All references to the Stated Principal Balance of a Mortgage Loan as of a Record Date shall refer to the close of business on such day, or as of the first day of a Collection Period shall refer to the opening of business on such day. All references to the last day of a Collection Period shall refer to the close of business on such day.

         Section 1.5 No Recourse. Without limiting the obligations of Seller hereunder, no recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer or director, as such, of the Seller, or of any predecessor or successor of the Seller.

         Section 1.6 Action by or Consent of Noteholders. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Noteholders, such provision shall be deemed to refer to Noteholders of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders. Solely for the purposes of any action to be taken, or consented to, by Noteholders, any Note registered in the name of the Seller or any Affiliate thereof shall be deemed not to be outstanding and shall not be taken into account in determining whether the requisite percentage of the Note Principal Balance necessary to effect any such action or consent has been obtained; provided, however, that, solely for the purpose of determining whether the Indenture Trustee is entitled to rely upon any such action or consent, only Notes which the Indenture Trustee knows to be so owned shall be so disregarded.

         Section 1.7 Material Adverse Effect. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Trust or the Noteholders (or any similar or analogous determination), such determination shall be made without taking into account the funds available from claims under the Policy.

                                   ARTICLE II

                        CONVEYANCE OF THE MORTGAGE LOANS
                         AND THE OTHER CONVEYED PROPERTY

         Section 2.1 Conveyance of the Mortgage Loans. Subject to the terms and conditions of this Agreement, the Seller hereby sells, to Purchaser without recourse (but without limitation of its obligations in this Agreement), and Purchaser hereby purchases, all right, title and interest of the Seller in and to the Mortgage Loans and the Other Conveyed Property relating thereto. It is the intention of the Seller and Purchaser that the transfer and assignment contemplated by this Agreement shall constitute a sale of such Mortgage Loans and the Other Conveyed Property relating thereto from the Seller to Purchaser, conveying good title thereto free and clear of any Liens, and such Mortgage Loans and Other Conveyed Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy or similar law.

         Section 2.2 Purchase Price. Simultaneously with the conveyance of the Mortgage Loans and the Other Conveyed Property relating thereto to Purchaser, Purchaser has paid or caused to be paid to or upon the order of Seller, as full consideration therefor, the net proceeds of the issuance of the Notes, by wire transfer of immediately available funds (representing the proceeds to Purchaser from the sale of the Mortgage Loans to the Depositor). Any excess of the value of the Mortgage Loans and the Other Conveyed Property over such amount shall be a capital contribution from the Seller to the Purchaser.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.1 Representations and Warranties of the Seller. Seller makes the following representations and warranties, on which Purchaser relies in purchasing the Mortgage Loans and the Other Conveyed Property and in transferring the Mortgage Loans and the Other Conveyed Property to the Depositor under the Unaffiliated Seller's Agreement, on which the Depositor will rely in transferring the Mortgage Loans and the Other Conveyed Property to the

Trust, under the Sale and Servicing Agreement and on which the Trust will rely in issuing the Notes and pledging the Mortgage Loans and the Other Conveyed Property to the Indenture Trustee and on which the Insurer will rely in issuing the Policy. Such representations are made (i) as of the execution and delivery of this Agreement and (ii) as of the Closing Date, but shall survive the sale, transfer and assignment of the Mortgage Loans and the Other Conveyed Property hereunder, the sale, transfer and assignment thereof by the Seller to the Depositor under the Unaffiliated Seller's Agreement and the sale, transfer thereof by the Depositor to the Trust under the Sale and Servicing Agreement and the pledge thereof by the Trust to the Indenture Trustee. Seller and Purchaser agree that Purchaser will assign to the Depositor all of Purchaser's rights under this Agreement, the Depositor will assign to the Trust, all of Purchaser's rights under this Agreement and that the Trust will assign to the Indenture Trustee all of the Purchaser's rights under this Agreement and that the Indenture Trustee, to the extent provided in the Indenture, will be entitled to enforce this Agreement directly against the Seller in the Trust's or the Indenture Trustee's own name on behalf of the Noteholders and the Insurer.

         (a) Schedule of Representations. The representations and warranties made by the Seller and set forth on the Schedule of Representations are true and correct;

         (b) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of South Carolina, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times and now has, power, authority and legal right to enter into and perform its obligations under this Agreement;

         (c) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification;

         (d) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the Mortgage Loans and Other Conveyed Property to be sold and assigned to and deposited with Purchaser hereunder and has duly authorized such sale and assignment to Purchaser by all necessary corporate action and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action;

         (e) No False Statement. Neither this Agreement nor the information contained in the Prospectus Supplement, other than under the captions "The Insurer" and "Plan of Distribution," nor any statement, report or other document prepared by the Seller and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

         (f) Valid Sale; Binding Obligations. This Agreement has been duly executed and delivered, shall effect a valid sale, transfer and assignment of the Mortgage Loans and the Other Conveyed Property, enforceable against the Seller and creditors of and purchasers from the Seller, and this Agreement constitutes the legal, valid and binding obligation of the Seller enforceable in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

         (g) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement does not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Seller, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties, or in any way materially adversely affect the interest of the Noteholders or the Indenture Trustee in any Mortgage Loan, or affect the Seller's ability to perform its obligations under this Agreement;

         (h) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, (iv) involving the Seller or which might adversely affect the federal income tax or other federal, state or local tax attributes of the Certificate or (v) that could have a material adverse effect on the Mortgage Loans. To the Seller's knowledge, there are no proceedings or investigations pending or threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties relating to the Seller which might adversely affect the federal income tax or other federal, state or local tax attributes of the Notes;

         (i) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement except such consents as have been obtained;

         (j) Approvals. All approvals, authorizations, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Seller of this Agreement and the consummation of the transactions contemplated hereby have been or will be taken or obtained on or prior to the Closing Date; and

         (k) Chief Executive Office. The chief executive office of HomeGold, Inc. is located at 3901 Pelham Road, Greenville, South Carolina 29615.

         Section 3.2 Representations and Warranties of Purchaser. Purchaser makes the following representations and warranties, on which Seller relies in selling, assigning, transferring and conveying the Mortgage Loans and the Other Conveyed Property to Purchaser hereunder. Such representations are made (i) as of the execution and delivery of this Agreement and (ii) as of the Closing Date, but shall survive the sale, transfer and assignment of the Mortgage Loans and the Other Conveyed Property hereunder, the sale, transfer and assignment thereof by Purchaser to the Depositor under the Unaffiliated Seller's Agreement and the sale thereof by the Depositor to the Trust, under the Sale and Servicing Agreement and the pledge thereof by the Trust to the Indenture Trustee under the Indenture.

         (a) Organization and Good Standing. Purchaser has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire and own the Mortgage Loans and the Other Conveyed Property, and to transfer the Mortgage Loans and the Other Conveyed Property to the Depositor pursuant to the Unaffiliated Seller's Agreement;

         (b) Due Qualification. Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect Purchaser's ability to acquire the Mortgage Loans or the Other Conveyed Property or the validity or enforceability of the Mortgage Loans and the Other Conveyed Property or to perform Purchaser's obligations hereunder and under the Related Documents;

         (c) Power and Authority. Purchaser has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof and to acquire the Mortgage Loans and the Other Conveyed Property hereunder; and the execution, delivery and performance of this Agreement and all of the documents required pursuant hereto have been duly authorized by Purchaser by all necessary action;

         (d) No Consent Required. Purchaser is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Related Documents, except for such as have been obtained, effected or made;

         (e) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles;

         (f) No Violation. The execution, delivery and performance by Purchaser of this Agreement, the consummation of the transactions contemplated by this Agreement and the Related Documents and the fulfillment of the terms of this Agreement and the Related Documents do not and will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of Purchaser, or conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, mortgage, deed of trust or other instrument to which Purchaser is a party or by which Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than the Unaffiliated Seller's Agreement, or violate any law, order, rule or regulation, applicable to Purchaser or its properties, of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Purchaser or any of its properties; and

         (g) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of Purchaser, threatened against Purchaser, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Purchaser or its properties: (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Purchaser of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents or (iv) that may adversely affect the federal or state income tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Mortgage Loans and the Other Conveyed Property hereunder or the transfer by Purchaser of the Mortgage Loans and the Other Conveyed Property to the Depositor pursuant to the Unaffiliated Seller's Agreement.

In the event of any breach of a representation and warranty made by Purchaser hereunder, the Seller covenants and agrees that it will take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all the Notes or other similar securities issued by the Trust, or a trust or similar vehicle formed by Purchaser, have been paid in full. The Seller and Purchaser agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by Purchaser or by the Indenture Trustee on behalf of the Trust.

         Section 3.3 Indemnification.

         (a) The Seller shall defend, indemnify and hold harmless Purchaser, the Depositor, the Trust, the Owner Trustee, the Noteholders, the Indenture Trustee and the Insurer from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from any breach of any of the Seller's representations and warranties contained herein;

         (b) The Seller shall defend, indemnify and hold harmless Purchaser, the Depositor, the Trust, the Owner Trustee, the Noteholders, the Indenture Trustee and the Insurer from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting, from the use, ownership or operation by the Seller or any affiliate thereof of a Mortgaged Property;

         (c) The Seller will defend and indemnify Purchaser, the Depositor, the Trust, the Owner Trustee, the Noteholders, the Indenture Trustee and the Insurer against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from any action taken, or any action failed to be taken that is required to be taken under this Agreement, by it in respect of any portion of the Trust Property other than in accordance with this Agreement;

         (d) The Seller agrees to pay, and shall defend, indemnify and hold harmless Purchaser, the Depositor, the Trust, the Owner Trustee, the Noteholders, the Indenture Trustee and the Insurer from and against any taxes that may at any time be asserted against such Person with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes (but, not including any taxes asserted with respect to, and as of the date of, the sale, transfer and assignment of the Mortgage Loans and the Other Conveyed Property to Purchaser, the conveyance of the Mortgage Loans or Other Conveyed Property under the Unaffiliated Seller's Agreement and the conveyance of the Mortgage Loan and Other Conveyed Property to the Trust under the Sale and Servicing Agreement and the pledge of the Mortgage Loans and Other Conveyed Property to the Indenture Trustee under the Indenture or the issuance and original sale of the Notes or the Certificate, or asserted with respect to ownership of the Mortgage Loans and Other Conveyed Property or the Trust, in each case which shall be indemnified by the Seller pursuant to clause (e) below, or federal, state or other income taxes, arising out of distributions on the Certificate or transfer taxes arising in connection with a transfer of the Certificate) and costs and expenses in defending against the same, arising by reason of the acts to be performed by the Seller under this Agreement or imposed against such Persons;

         (e) The Seller agrees to pay, and to indemnify, defend and hold harmless Purchaser, the Depositor, Trust, the Owner Trustee, the Noteholders, the Indenture Trustee from, any taxes which may at any time be asserted against such Persons with respect to, and as of the date of, the conveyance or ownership of the Mortgage Loans or the Other Conveyed Property hereunder, the conveyance or ownership of the Mortgage Loans or Other Conveyed Property to the Depositor under the Unaffiliated Seller's

     Agreement and the conveyance or ownership of the Mortgage Loans and Other Conveyed Property to the Trust under the Sale and Servicing Agreement and the pledge of the Mortgage Loans and Other Conveyed Property to the Indenture Trustee under the Indenture or the issuance and original sale of the Notes pursuant to the Indenture or the Certificate pursuant to the Trust Agreement, including, without limitation, any sales, gross receipts, personal property, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes, arising out of the transactions contemplated hereby or transfer taxes arising in connection with a transfer of the Certificate) and costs and expenses in defending against the same, arising by reason of the acts to be performed by each Seller under this Agreement or imposed against such Persons;

         (f) The Seller shall defend, indemnify, and hold harmless Purchaser, the Depositor, the Trust, the Owner Trustee, the Noteholders, the Indenture Trustee and the Insurer from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon such Person through, the negligence, willful misfeasance, or bad faith of the Seller in the performance of its duties under this Agreement or by reason of reckless disregard of each Seller's obligations and duties under this Agreement;

         (g) The Seller shall indemnify, defend and hold harmless Purchaser, the Depositor, the Trust, the Owner Trustee, the Noteholders, the Indenture Trustee and the Insurer from and against any loss, liability or expense incurred by reason of the violation by the Seller of federal or state securities laws in connection with the registration or the sale of the Notes or the issuance of the Certificate ; and

         (h) The Seller shall indemnify, defend and hold harmless Purchaser, the Depositor, the Trust, the Owner Trustee, the Noteholders, the Indenture Trustee and the Noteholders from and against any loss, liability or expense imposed upon, or incurred by, such Person as a result of the failure of any Mortgage Loan, or the sale of the related Mortgage Property to comply with all requirements of applicable law.

         Indemnification under this Section 3.3 shall include reasonable fees and expenses of counsel and expenses of litigation and shall survive termination of the Trust Fund. The indemnity obligations hereunder shall be in addition to any obligation that the Seller may otherwise have.

         Section 3.4 Representations and Warranties of HomeGold Financial. HomeGold Financial hereby represents and warrants to the Purchaser as of the date of execution of this Agreement and as of the Closing Date, that:

         (a) HomeGold Financial is a corporation duly organized, validly existing and in good standing under the laws of the State of South Carolina;

         (b) HomeGold Financial has the corporate power and authority to execute, deliver and perform, and to enter into and consummate all the transactions contemplated by this Agreement;

         (c) This Agreement has been duly and validly authorized, executed and delivered by HomeGold Financial, and constitutes the legal, valid and binding agreement of HomeGold Financial, enforceable against HomeGold Financial in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

         (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by HomeGold Financial with this Agreement or the consummation by it of any of the transactions contemplated hereby or thereby, except such as have been made on or prior to the Closing Date; and

         (e) None of the execution and delivery of this Agreement, the consummation of the other transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with the charter or bylaws of HomeGold Financial or conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under, any term, condition or provision of any material indenture, deed of trust, contract or other agreement or other instrument to which HomeGold Financial is a party or by which it is bound and which is material to HomeGold Financial, or (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree of any court or governmental authority having jurisdiction over HomeGold Financial.

                                   ARTICLE IV

                             COVENANTS OF THE SELLER

         Section 4.1 Protection of Title of Purchaser, the Depositor and the Trust.

         (a) At or prior to the Closing Date, the Seller shall have filed or caused to be filed a UCC-1 financing statement, executed by the Seller as seller or debtor, naming Purchaser as purchaser or secured party and describing the Mortgage Loans and the Other Conveyed Property being sold by it to Purchaser as collateral, with the office of the Secretary of State of the State of South Carolina and in such other locations as Purchaser shall have required. From time to time thereafter, the Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Purchaser under this Agreement, of the Depositor under the Unaffiliated Seller's Agreement and of the Trust under the Sale and Servicing Agreement and of the Indenture Trustee under the Indenture in the Mortgage Loans and the Other Conveyed Property, as the case may be, and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to Purchaser, the Depositor, the Trust, the Indenture Trustee, and the Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that each

Seller fails to perform its obligations under this subsection, Purchaser, the Depositor, the Trust, the Owner Trustee or the Indenture Trustee may do so, at the expense of the Seller.

         (b) The Seller shall not change its name, identity, or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by the Seller (or by Purchaser, the Trust, the Owner Trustee, the Depositor or the Indenture Trustee on behalf of the Seller) in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless the Seller shall have given Purchaser, the Trust, the Owner Trustee, the Depositor or the Indenture Trustee and the Insurer at least 60 days' prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

         (c) The Seller shall give Purchaser, the Trust, the Owner Trustee, the Depositor and the Insurer (so long as an Insurer Default shall not have occurred and be continuing), and the Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Seller shall at all times maintain each office from which it services Mortgage Loans and its principal executive office within the United States of America.

         (d) The Seller shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Mortgage Loans to Purchaser, the conveyance of the Mortgage Loans by Purchaser to the Depositor and the conveyance of the Mortgage Loans by the Depositor to the Trust and the pledge of the Mortgage Loans to the Indenture Trustee on behalf of the Noteholders and the Insurer, the Seller's master computer records (including archives) that shall refer to a Mortgage Loan indicate clearly that such Mortgage Loan has been sold to Purchaser and has been conveyed by Purchaser to the Depositor and by the Depositor to the Trust and pledged by the Trust to the Indenture Trustee on behalf of the Noteholders and the Insurer. Indication of the Trust's ownership of a Mortgage Loan shall be deleted from or modified on each Seller's computer systems when, and only when, the Mortgage Loan shall become a Deleted Mortgage Loan, shall have been repurchased or shall have been paid in full.

         (e) If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in mortgage loans to any prospective purchaser, lender or other transferee, the Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any Mortgage Loan shall indicate clearly that such Mortgage Loan has been sold to Purchaser, sold by Purchaser to the Depositor and pledged by the Trust to the Indenture Trustee and is owned by the Trust.

         Section 4.2 Other Liens or Interests. Except for the conveyances contemplated hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Mortgage Loans or the Other Conveyed Property or any interest therein, and the Seller shall defend the right, title, and interest of Purchaser, the

Depositor, Trust and the Indenture Trustee in and to the Mortgage Loans and the Other Conveyed Property against all claims of third parties claiming through or under the Seller.

         Section 4.3 Costs and Expenses. The Seller shall pay all reasonable costs and disbursements in connection with the performance of its obligations hereunder and its Related Documents.

                                   ARTICLE V

                                  REPURCHASES

         Section 5.1 Repurchase of Mortgage Loans Upon Breach of Warranty.

         (a) Upon the occurrence of a Seller Repurchase Event, the Seller shall, unless such breach shall have been cured in all material respects, repurchase the related Mortgage Loan from the Trust within 60 days following discovery or notice to the Seller of such breach pursuant to
     Section 2.04 of the Sale and Servicing Agreement and the Seller shall pay the Purchase Price as provided in the Sale and Servicing Agreement. In lieu of repurchasing any such Mortgage Loan, the Seller may cause such Mortgage Loan to be removed from the Trust and substitute one or more Qualified Substitute Mortgage Loans in the manner provided in Section 2.05 of the Sale and Servicing Agreement. To the extent the Seller fails to effect its repurchase obligation, HomeGold Financial shall repurchase the related Mortgage Loan and pay the Purchase Price to the Indenture Trustee on such date. The provisions of this Section 5.1 are intended to grant the Trust and the Indenture Trustee a direct right against the Seller to demand performance hereunder, and in connection therewith the Seller and HomeGold Financial waive any requirement of prior demand against the Depositor or Purchaser with respect to such repurchase or substitution obligation. Any such purchase or substitution resulting from a Seller Repurchase Event shall take place in the manner specified in Section 2.05 of the Sale and Servicing Agreement. Notwithstanding any other provision of this Agreement or the Sale and Servicing Agreement to the contrary, the obligation of the Seller and HomeGold Financial under this Section shall be performed in accordance with the terms hereof notwithstanding the failure of the Servicer, the Unaffiliated Seller, the Trust and the Depositor to perform any of their respective obligations with respect to such Mortgage Loan under the Sale and Servicing Agreement.

         (b) In addition to the foregoing, the Seller shall promptly purchase from Purchaser (or provide for the substitution of a Qualified Substitute Mortgage Loan) any Mortgage Loan repurchased by Purchaser (in its capacity as Seller under the Unaffiliated Seller's Agreement) upon the occurrence of an Unaffiliated Seller Repurchase Event (as defined therein) involving a breach by Purchaser (in its capacity as Seller under the Unaffiliated Seller's Agreement) pursuant to Section 3.05 of the Unaffiliated Seller's Agreement.

         (c) In addition to the foregoing and notwithstanding whether the related Mortgage Loan shall have been purchased by the Seller or HomeGold Financial, the Seller shall indemnify the Trust, the Owner Trustee, the Depositor, the Indenture Trustee, the Noteholders and the Insurer against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to a repurchase or substitution under Section 2.05 of the Sale and Servicing Agreement and Section 3.05 of the Unaffiliated Seller's Agreement or this Section 5.1 hereof.

         Section 5.2 Reassignment of Purchased Mortgage Loans. Upon deposit in the Collection Account of the Purchase Price of any Mortgage Loan repurchased by the Seller or the substitution of a Qualified Substitute Mortgage Loan under
Section 5.1 hereof, the Servicer the Depositor, the Trust and the Indenture Trustee, shall take such steps as may be reasonably requested by the Seller in order to assign to the Seller all of Purchaser's, the Trust's, the Depositor's, and the Indenture Trustee's right, title and interest in and to such repurchased Mortgage Loan or Mortgage Loan for which substitution was made and all security and documents and all Other Conveyed Property conveyed or pledged, as the case may be, to Purchaser, the Depositor, Trust and the Indenture Trustee, directly relating thereto, without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of Purchaser, the Depositor, the Trust or the Indenture Trustee. Such assignment shall be a sale and assignment outright, and not for security. If, following the reassignment of a Mortgage Loan, in any enforcement suit or legal proceeding, it is held that the Seller may not enforce any such Mortgage Loan on the ground that it shall not be a real party in interest or a holder entitled to enforce the Mortgage Loan, the Servicer, the Trust and the Indenture Trustee, shall, at the expense of the Seller, take such steps as the Seller deems reasonably necessary to enforce the Mortgage Loan, including bringing suit in Purchaser's, the Trust's or the Indentured Trustee's name or the names of the Noteholders.

         Section 5.3 Waivers. No failure or delay on the part of Purchaser, the Depositor, the Trust or the Indenture Trustee as assignee of Purchaser, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.

                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.1 Liability of the Seller. The Seller shall be liable in accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by the Seller and its representations and warranties.

         Section 6.2 Merger or Consolidation of Any Seller or Purchaser. Any corporation or other entity (i) into which the Seller, Purchaser or HomeGold Financial may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Seller, Purchaser or HomeGold Financial is a party or
(iii) succeeding to the business of the Seller, Purchaser or HomeGold Financial, in the case of Purchaser, which corporation has a certificate of incorporation containing provisions relating to limitations on business and other matters substantively identical to those contained in Purchaser's certificate of incorporation, and in each of the foregoing cases such corporation shall execute an agreement of assumption to perform every obligation of the Seller, Purchaser or HomeGold Financial, as the case may be, under this Agreement, provided that, whether or not such assumption agreement is executed, shall be the successor to the Seller, Purchaser or HomeGold Financial, as the case may be, hereunder (without relieving the Seller, Purchaser or HomeGold Financial of its responsibilities hereunder, if it survives such merger or consolidation) without the execution or filing of any document or any further act by any of the parties to this Agreement. Notwithstanding the foregoing, so long as a an Insurer Default shall not have occurred and be continuing, Purchaser shall not merge or consolidate with any other Person or permit any other Person to become the successor to Purchaser's business without the prior written consent of the Insurer. The Seller, Purchaser or HomeGold Financial shall promptly inform the other party, the Indenture Trustee, and, so long as a an Insurer Default shall not have occurred and be continuing, the Insurer of such merger, consolidation or purchase and assumption. Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in clauses (i), (ii) and (iii) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Sections 3.1, 3.2 and 3.4 or covenant made pursuant to Section 3.3, shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an event of default under the Insurance Agreement, shall have occurred and be continuing, (y) the Seller, Purchaser or HomeGold Financial, as applicable, shall have delivered to the Trust, the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 6.2 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) the Seller, Purchaser or HomeGold Financial, as applicable, shall have delivered to the Trust, the Owner Trustee and the Indenture Trustee an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interests of the Trust and the Indenture Trustee in the Trust Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

         Section 6.3 Limitation on Liability of the Seller and Others. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement or its Related Documents and that in its opinion may involve it in any expense or liability.

         Section 6.4 Amendment.

         (a) This Agreement may be amended by the Seller, Purchaser and HomeGold Financial, with the prior written consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) but without the consent of the Indenture Trustee, or any of the Noteholders (unless an Insurer Default shall have occurred, in which event the consent of the Noteholders with Voting Rights equal to or in excess of 50% of the Voting Rights shall be obtained) (i) to cure any ambiguity or (ii) to correct any provisions in this

     Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder.

         (b) This Agreement may also be amended from time to time by the Seller, Purchaser and HomeGold Financial with the prior written consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) and with the consent of the Indenture Trustee, and holders of Notes evidencing a majority of the aggregate Note Principal Balance of the then Outstanding Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Mortgage Loans or distributions that shall be required to be made on any Note or the Interest Rates or (ii) reduce the aforesaid percentage required to consent to any such amendment or any waiver hereunder, without the consent of the Holders of all Notes then outstanding.

         (c) Prior to the execution of any such amendment or consent, HomeGold Financial shall have furnished written notification of the substance of such amendment or consent to each Rating Agency.

         (d) Promptly after the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent to each Noteholder.

         (e) It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee, may prescribe, including the establishment of record dates. The consent of any Holder of a Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Note and of any Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Note.

         Section 6.5 Notices. All demands, notices and communications to any of the Seller, Purchaser or HomeGold Financial hereunder shall be in writing, personally delivered, or sent by telecopier (subsequently confirmed in writing), reputable overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been given upon receipt (a) in the case of the Seller, to HomeGold, Inc., 3901 Pelham Road, Greenville, South Carolina 29615, Attention: Laird Minor, (b) in the case of HomeGold Financial, to HomeGold Financial, Inc., 3901 Pelham Road, Greenville, South Carolina 29615,
Attention: Kevin J. Mast, or (c) in the case of Purchaser, to Emergent Mortgage Holdings Corporation, 44 East Camperdown Way, Greenville, South Carolina 29601,
Attention: William P. Crawford, Jr.

         Section 6.6 Merger and Integration. Except as specifically stated otherwise herein, this Agreement, the Sale and Servicing Agreement, the Indenture and the Related Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement, the Sale and Servicing Agreement, the Indenture and the Related Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         Section 6.7 Severability of Provisions. If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 6.8 Intention of the Parties. The execution and delivery of this Agreement shall constitute an acknowledgment by the Seller and Purchaser that they intend that the assignment and transfer herein contemplated constitute a sale and assignment outright, and not for security, of the Mortgage Loans and the Other Conveyed Property conveying good title thereto free and clear of any Liens, from the Seller to Purchaser, and that none of the Mortgage Loans and the Other Conveyed Property shall be a part of the Seller's estate in the event of the bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to, the Seller. In the event that such conveyance is determined to be made as security for a loan made by Purchaser, the Depositor, the Indenture Trustee, the Trust or the Noteholders to the Seller, as applicable, the parties intend that the Seller shall have granted to Purchaser a security interest in all right, title and interest in and to the Mortgage Loans and the Other Conveyed Property conveyed pursuant to Section 2.1 hereof, and that this Agreement shall constitute a security agreement under applicable law.

         Section 6.9 Governing Law. This Agreement shall be construed in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereof and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

         Section 6.10 Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

         Section 6.11 Conveyance of the Mortgage Loans and the Other Conveyed Property to the Trust. The Seller acknowledges that Purchaser intends, pursuant to the Unaffiliated Seller's Agreement, to convey the Mortgage Loans and the Other Conveyed Property relating thereto, together with its respective rights under this Agreement, to the Depositor on the date hereof, and that the Depositor intends, pursuant to the Sale and Servicing Agreement, to convey such Mortgage Loans and the Other Conveyed Property, together with its respective rights under this Agreement, to the Trust on the date hereof and that the Trust intends pursuant to the Indenture, to pledge such Mortgage Loans and other Conveyed Property together with its rights under this Agreement to the Indenture Trustee. The Seller acknowledges and consents to such conveyance and pledge and waives any further notice thereof and covenants and agrees that the representations and warranties of the Seller contained in this Agreement and the rights of Purchaser hereunder are intended to benefit the Depositor, the Insurer, the Indenture Trustee and the Noteholders. In furtherance of the foregoing, the Seller covenants and agrees to perform its duties and obligations hereunder, in accordance with the terms hereof for the benefit of the Depositor, the Insurer, the Indenture Trustee, the Trust, the Owner Trustee, and the Noteholders and that, notwithstanding anything to the contrary in this Agreement, the Seller shall be directly liable to the Depositor, the Owner Trustee, the Trust, the Insurer, the Indenture Trustee and the Noteholders (notwithstanding any failure by the Servicer, Purchaser, the Depositor or the Trust to perform its duties and obligations hereunder or under the Sale and Servicing Agreement) and that the Trust and Indenture Trustee, may enforce the duties and obligations of the Seller under this Agreement against the Seller for the benefit of the Insurer, the Trust and the Noteholders.

         Section 6.12 Nonpetition Covenant. Until one year and one day after the termination of the Trust, neither the Seller, nor HomeGold Financial nor the Purchaser shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust, the Depositor (or, in the case of the Seller and HomeGold Financial, against Purchaser) under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust, the Depositor (or Purchaser) or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust, the Depositor (or Purchaser).

         Section 6.13 Miscellaneous. The parties agree that each of the Insurer, the Owner Trustee, the Depositor, and the Indenture Trustee is an intended third-party beneficiary of this Agreement to the extent necessary to enforce the rights and to obtain the benefit of the remedies of the Purchaser under this Agreement which are assigned to the Depositor pursuant to the Unaffiliated Seller's Agreement and to the Trust pursuant to the Sale and Servicing Agreement and to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture and to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Seller under Section 3.3 and 5.1 of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                  EMERGENT MORTGAGE HOLDINGS
                                       CORPORATION, as Purchaser


                                  By: /s/ Laird Minor
                                     --------------------------------------
                                       Name:    Laird Minor
                                       Title:   Vice President



                                  HOMEGOLD, INC., as Seller


                                  By:  /s/ Laird Minor
                                     --------------------------------------
                                       Name:    Laird Minor
                                       Title:   Executive Vice President


                                  HOMEGOLD FINANCIAL, INC.


                                  By: /s/ Kevin J. Mast
                                     --------------------------------------
                                       Name:    Kevin J. Mast
                                       Title:   Executive Vice President, Chief
                                       Financial Officer and Treasurer






            [Signature Page to the Purchase Agreement and Assignment]

                       SCHEDULE OF MORTGAGE LOANS CONVEYED

                                   SCHEDULE A

account              pool               name1                                     curr_bal
                  12 A1                 WILLIAM THOMAS HALL                                         $7,569.55
                 196 A1                 CHARLES J WRIGHT                                           $13,168.92
                1715 A1                 SICERO ALLEN                                               $28,936.80
                1902 A1                 GARLEY S GRANT                                             $22,749.21
                1949 A1                 JOE AIKEN                                                  $32,009.06
                2004 A1                 HAMMIE FARR                                                $23,824.82
                2267 A1                 PATRICIA A HERRMANN                                        $14,639.74
                2281 A1                 PAUL DANSBY                                                $23,644.17
                2342 A1                 JACOB C HUNTER                                             $23,496.27
                2755 A1                 WILLIAM D BRADEN                                           $18,858.74
                2775 A1                 RAYMOND A OWENS                                            $24,538.34
                3037 A1                 WILLIE R HARRIS                                            $17,832.66
                3089 A1                 MILDRED BOYCE                                              $16,214.63
                3197 A1                 WAYNE HOLCOMBE                                              $7,377.22
                3244 A1                 CLEMMIE JEAN WOMBLE                                        $18,085.05
                3330 A1                 JAMES M BOITER                                             $21,940.00
                3566 A1                 CHARLES E CHILDRESS                                        $14,804.65
                3876 A1                 GEORGE W HENDERSON                                          $3,910.88
               30094 A1                 SAM GREGORY                                                $10,089.20
               35491 A1                 EDNA V DUNCAN                                               $1,403.06
               60038 A1                 BERNIDEAN W WILLIAMS                                       $27,066.95
               60065 A1                 ALLSTATE PROPERTIES INC                                    $12,174.43
               60135 A1                 ELLA B THOMPSON                                             $5,907.85
               60152 A1                 OSCAR LEE OWENS                                             $4,066.11
               60254 A1                 JIMMY DONALD ATKINS                                        $11,308.26
               60266 A1                 ALICE FAYE LUNNY                                            $9,699.47
               60272 A1                 LIZZIE MOORE TOLBERT                                       $12,036.79
               60291 A1                 JO ELLEN TAYLOR SULLIVAN                                    $6,261.35
               60450 A1                 EULA R WINN                                                 $2,312.43
               60451 A1                 ANDRE D HAWKINS                                             $8,725.94
               60454 A1                 LOUISE MAUDE JOY                                            $5,065.74
               60612 A1                 JOEL A SEABOLT                                              $7,137.06
               60697 A1                 LENORA A HENRY                                              $6,766.25
               60699 A1                 NANCY L FOSTER                                             $29,355.91
               60710 A1                 MILDRED F MIDDLETON                                        $22,573.32
               60761 A1                 WILLIE J WILLIAMS                                          $23,976.54
               60766 A1                 WILLIE J WRIGHT                                            $27,395.31
               60852 A1                 LEROY GAY                                                  $10,866.29
               60867 A1                 JAMES ROBIN DENNIS                                         $13,324.48
               60933 A1                 HELEN HOWARD ISAAC                                          $7,292.76
               60950 A1                 LINDA H BELL                                                $5,681.57
               61016 A1                 FLOSSIE MAE ABERCROMBIE                                     $9,377.09
               61065 A1                 JUDI E. MAULDIN                                            $23,398.05
               61159 A1                 THOMAS H CAMPBELL JR                                       $18,574.38
               61191 A1                 ROBERT J ZALEZNACK                                         $22,513.77
               61219 A1                 ANNIE R COX                                                 $1,535.60
               61248 A1                 LUTHER S MCALISTER II                                      $21,828.06
               61285 A1                 JOYCE M WALKER                                             $16,391.86
               61293 A1                 WILLIE TRIBBLE                                             $35,329.59
               61485 A1                 MILWEE PROPERTIES TRUST                                    $64,349.27
               61496 A1                 WILLIE J SMITH                                              $1,771.97

               61524 A1                 AUSTIN DAVIS                                               $16,855.95
               61608 A1                 OLIVER E RAY                                                $8,547.15
               61624 A1                 MICHAEL J LOVELL                                           $18,091.40
               61926 A1                 DAVID J NEER SR                                            $30,778.09
               62217 A1                 ROLAND C TURNER                                             $2,528.11
               62230 A1                 MINNIE P BONNER                                            $37,646.45
               62288 A1                 PHYLLIS B KELLY(EST OF)                                    $34,044.07
               62347 A1                 RAYMOND J BULLOCK SR                                        $6,179.22
               62416 A1                 NATHANIEL WALKER                                           $14,524.31
               62519 A1                 CURTIS S LACKEY                                             $1,281.35
               62535 A1                 EUNICE WHICHARD                                            $37,782.23
               62543 A1                 KELLY BRYAN                                                $33,531.49
               62567 A1                 LEVERN MCKENNEY                                             $8,322.18
               62590 A1                 WILLIAM T MARVIN II                                         $4,332.45
               62667 A1                 JAMES B HAWKINS                                            $16,356.57
               62676 A1                 CHARLES MORANT                                             $13,047.49
               62679 A1                 PEGGY ANN BARR                                             $34,996.34
               62689 A1                 OSCAR TORRES                                               $27,450.16
               62694 A1                 JEANETTE SELLERS                                           $26,532.88
               62815 A1                 MARK SNOW                                                  $29,005.07
               62885 A1                 WILLIAM J MOORE                                             $7,487.86
               62914 A1                 ROBERT S YOUNG                                             $61,506.02
               63012 A1                 JOHN R LOVETT                                              $29,280.80
               63033 A1                 BOYD E ISLER                                                $4,245.48
               63060 A1                 JIMMY RAY ANDERS                                           $14,659.45
               63071 A1                 JACQUELINE JACKSON                                         $21,732.57
               63122 A1                 RODNEY D LANDIS                                            $30,291.35
               63131 A1                 MARYLOU SHARP                                              $22,836.12
               63144 A1                 ROBERT T STRAYER                                           $28,524.57
               63171 A1                 WILLIAM BRISTOW JR                                         $18,475.25
               63209 A1                 SCOTTY MCQUILLER                                           $20,808.73
               63260 A1                 LINDA H WILLIAMS                                           $41,732.17
               63323 A1                 WILLIAM E HAMILTON                                         $18,729.18
               63436 A1                 HIRAM CRUZ                                                  $8,360.67
               63547 A1                 MITTIE VANN                                                $40,448.40
               63548 A1                 MITTIE VANN                                                 $6,375.57
               63597 A1                 TONYA HAYNES                                               $42,359.09
               63609 A1                 MINNIE D CLARK                                             $40,901.79
               63639 A1                 CLAUDETTE B DRAKE                                          $35,975.04
               63796 A1                 JOSEPH DAVIS  JR                                           $35,922.20
               63807 A1                 SUSAN LYNN FAUST                                           $19,776.88
               63870 A1                 LEO E BROWN                                                $37,845.60
               63880 A1                 MICHAEL LANCELEY                                           $36,789.52
               63883 A1                 TALMO LEVY                                                 $23,737.23
               63888 A1                 HAZEL F PARRIS                                             $15,777.72
               64029 A1                 ALLEN R JAMISON                                            $31,768.43
               64113 A1                 CAROLYN C KELLY                                            $41,452.33
               64141 A1                 LEROY MCMILLAN                                             $41,320.90
               64170 A1                 JAMES F HART III                                           $41,167.88
               64202 A1                 GEORGIA HARLEY                                             $22,949.21
               64238 A1                 JOHNNIE MAE SMALLS                                         $10,504.74
               64263 A1                 SANDRA MILLER                                              $23,807.64

               64287 A1                 JENNIE LYBRAND                                             $35,207.88
               64291 A1                 GERALD S ROSE                                             $275,233.01
               64306 A1                 THOMAS M CROSBY                                            $15,117.35
               64312 A1                 ISAAC N STRONG                                             $11,272.48
               64313 A1                 VIOLA K BROWN                                              $35,576.74
               64338 A1                 SADIE BENNETT                                              $39,499.07
               64369 A1                 ROBERT S GOFF                                              $32,196.04
               64374 A1                 MARY B TUCKER                                              $34,081.05
               64401 A1                 PAMELA B FARLEY                                            $16,121.20
               64402 A1                 RONALD L FARLEY                                            $20,149.12
               64403 A1                 CHARLES H ELKINS                                           $32,799.84
               64406 A1                 WILSON HAYNES SR                                           $36,000.09
               64470 A1                 BLAND MCCALL                                               $29,065.85
               64497 A1                 ROBERT L THOMPSON JR                                       $10,730.26
               64591 A1                 CATHERINE GILMER                                           $25,965.57
               64596 A1                 JOHN ALLEN HAYNESWORTH                                     $32,636.65
               64599 A1                 JOHN W STALEY                                              $41,956.36
               64602 A1                 SOMSAK SOMCHEEN                                            $38,586.70
               64625 A1                 ALBERT S BLUNT                                             $31,291.78
               64631 A1                 WILLIAM BORUM JR                                           $36,829.29
               64650 A1                 DAVID GREEN                                                $17,863.60
               64798 A1                 TIMOTHY SCOTT SMITH                                        $29,479.63
               64895 A1                 BOBBY STEADMAN                                             $24,431.55
               64938 A1                 JERRY SATTERFIELD                                          $29,624.19
               64948 A1                 LUCILLE GASKIN                                             $27,616.67
               65057 A1                 ERNEST WRIGHT (EST OF)                                     $18,725.73
               65234 A1                 WILLIAM H FLEMING                                          $32,326.01
               65312 A1                 R GRADY JEFFERY                                            $36,541.03
               65378 A1                 RODNEY L BAILEY                                            $43,000.36
               65413 A1                 BRYAN O'NEAL                                               $39,060.90
               65454 A1                 JUDY G TUCKER                                               $7,621.27
               65578 A1                 TOWNSELL GORE                                              $20,987.02
               65629 A1                 BOBBY J BEARD                                              $43,556.44
               65753 A1                 BARBARA J ROBINSON                                         $15,758.72
               65797 A1                 GEORGIA A CONNER                                           $43,899.18
               65841 A1                 MARSHALL A GREGG                                           $40,658.86
               65922 A1                 MARGARET FALLAW                                            $25,768.09
               65964 A1                 JOHNNY M CHAPPELL                                          $13,730.25
               65969 A1                 WANDA H SCRUGGS                                            $38,802.53
               66009 A1                 HARMON EARL ERTZBERGER                                     $31,102.55
               66015 A1                 BARBARA M BOSTIC                                           $38,559.65
               66016 A1                 GLORIA D CLARKSON                                          $39,867.02
               66025 A1                 RICKY TYRONE MYERS                                         $38,830.28
               66032 A1                 ALTON SELLERS                                              $39,859.50
               66070 A1                 PENNY A COX                                                $31,371.01
               66071 A1                 JAMES PRESCOTT                                             $38,943.32
               66108 A1                 CORRESSA W WARREN                                          $40,375.00
               66140 A1                 SAMMY C WINDHAM                                            $40,508.39
               66164 A1                 DOROTHY LEWIS                                              $19,602.88
               66178 A1                 IRENE RICHARDSON                                           $36,537.98
               66202 A1                 MAJOR JACKSON                                              $35,910.31
               66255 A1                 RICHARD H BLUME                                            $21,028.13

               66277 A1                 LOIS B LANIER                                              $27,062.43
               66279 A1                 MICHAEL W KELLY                                            $43,751.31
               66302 A1                 ROZINA JAVIS                                               $31,763.10
               66310 A1                 DONALD PRITCHARD                                           $22,986.40
               66322 A1                 ROBERT LEWIS SINGLETON                                     $32,975.80
               66334 A1                 MARY FRANCES TYLER                                         $35,199.98
               66344 A1                 MICHAEL H GARTNER                                          $25,470.38
               66349 A1                 LOLA MAE SUDDETH                                           $40,823.57
              102601 A1                 LAURA D LLOYD                                              $14,268.32
              627221 A1                 MICHAEL S LECLAIR                                          $43,995.60
              653821 A1                 JACK WILSON                                                $13,073.00
             1002649 A1                 DAVID E GRUBB                                              $38,596.08
             1002933 A1                 MARIE G HIATT LOWERY                                       $28,065.45
             1002938 A1                 BONIFACIO VILLEGAS                                         $22,751.13
             1003485 A1                 MAURICE E SMITH                                            $14,984.08
             1003923 A1                 SIMPSON SHAWN BAKER                                         $8,824.44
             1004047 A1                 MARIE A JUGGER                                              $8,713.16
             1004314 A1                 CLARENCE L HAMPSHIRE                                       $28,684.20
             1004419 A1                 ELWOOD MURPHY                                              $27,264.58
             1004550 A1                 SCOTT LEE GODWIN                                           $24,613.88
             1004790 A1                 SHAWN PEPP                                                 $10,127.21
             1005946 A1                 ROGER F MORROW                                             $19,922.98
             1006125 A1                 SHIRLEY WILLIAMS                                           $42,137.13
             4000999 A1                 HARRY L FOX                                                $35,365.37
             4001078 A1                 DANIEL D MCBRIDE                                           $19,830.84
             5001031 A1                 MARK D FULLER                                               $3,422.10
             5004221 A1                 DOUGLAS GARNER SR                                          $17,873.07
             5005618 A1                 WILLIAM J STUTZ                                            $51,445.18
             5006005 A1                 MICHAEL T BEAMISH                                          $19,211.87
             5006053 A1                 JOSEPH M GEARY                                             $36,001.50
             5006058 A1                 RANDY F MCCARRIER                                          $26,318.37
             5006067 A1                 STEVEN L WINDHAM                                           $32,079.94
             5006729 A1                 NEAL S GRAY                                                $37,374.43
             5007034 A1                 DONNIE D RUSHING                                           $42,689.38
             5007122 A1                 STEVE A ROGERS                                             $27,138.37
             5007380 A1                 RICHARD G PATRICK                                          $36,074.19
             5007409 A1                 ROY JOHNSON                                                $20,490.64
             5007643 A1                 RALPH MICHAEL JACKSON                                      $24,362.69
             5008176 A1                 MATTHEW P PALMER                                           $25,822.13
             5008199 A1                 KENNETH J HESS                                             $33,812.19
             5008201 A1                 MICHAEL L JAMES                                            $26,744.72
             5008317 A1                 MICHAEL H GAGE                                             $42,071.53
             5008365 A1                 DONALD L RIVENBURGH                                        $34,597.01
             5008402 A1                 PAULA A GRESHAM-BEGUETTE                                   $37,963.35
             5008422 A1                 JOHN T RUSSELL                                             $72,730.59
             5008588 A1                 JEAN E ALLEN                                               $23,865.06
             5008629 A1                 MICHAEL DAGUE                                              $36,554.18
             5008679 A1                 KELLI J MANNEL                                             $19,484.55
             5008718 A1                 FRANCIS B MALLO                                            $41,070.26
             5008736 A1                 WILLIAM A WELKER                                           $16,131.08
             5008784 A1                 RICHARD A TOTTEN                                           $29,442.52
             5008867 A1                 FRED E BOURGEOIS                                           $30,979.71

             5008888 A1                 GERALD G BISSONETTE                                        $35,064.52
             5008957 A1                 HAROLD W HUNT                                              $22,009.98
             5009786 A1                 REYES M PENA                                               $36,152.89
             7000725 A1                 FLOYD HOWARD WILLIAMS                                      $23,328.39
             7000796 A1                 CARL ERWIN WATSON                                          $31,368.94
             7000948 A1                 SAMUEL GLINTON                                              $6,346.26
             7000982 A1                 CLAUDIA LEWIS                                              $42,172.18
             7001029 A1                 VINCENT WILLIAMS                                           $26,283.24
             7001040 A1                 TERRY REEVES BISHOP                                        $34,964.52
             7001067 A1                 JUANITA MILLER GILYARD                                     $29,606.39
             7001090 A1                 MARK HEARD                                                 $18,092.72
             7001126 A1                 LARRY NICHOLSON                                            $14,838.59
             7001250 A1                 STANLEY BANKS                                              $23,598.14
             7001366 A1                 VANESSA JOHNSON                                            $15,427.65
             7001447 A1                 ROBERT J SABO JR                                           $12,143.39
             7001486 A1                 ANNIE HOLMES-MARTIN                                        $27,999.57
             7001524 A1                 JOHN E HAYSLETT                                            $27,869.14
             7001525 A1                 MELVIN RAY ROBERTS                                         $29,178.10
             7001546 A1                 BENJAMIN BRADLEY                                           $33,251.33
             7001567 A1                 DENISE M MATTHEWS                                          $11,460.09
             7001610 A1                 JAMES WAYNE CLINTON                                        $25,556.90
             7001626 A1                 WILLIS E HOLSOMBACK                                        $80,390.99
             7001643 A1                 BOOKER T COOPER                                            $32,327.58
             7001665 A1                 LAWYER BULLARD                                             $35,000.00
             7001675 A1                 JOYCE L WARTHEN                                            $19,772.28
             7001678 A1                 EARNEST LEE WILEY                                          $31,627.29
             7001778 A1                 BERNETT WALTER HOFFMAN                                     $35,723.75
             7001793 A1                 JESSIE GREEN                                                $1,474.74
             7001816 A1                 WENDELL JONES                                              $35,000.00
             7001836 A1                 ANNIE B WOODSON                                            $32,239.13
             7001844 A1                 LAYTHERIA MCNEALY                                          $43,894.28
             7001888 A1                 ANDREW CARR JR                                             $37,089.77
             7001895 A1                 ROBERT L GRAYSON                                           $15,875.30
             7001896 A1                 ROBERT L MARTINEZ                                          $16,614.37
             7001904 A1                 JORGE L COLONDRES                                          $21,254.10
             7001965 A1                 CHARLES A GREENFIELD JR                                    $30,474.81
             7001991 A1                 WILLIE OLIVER                                              $37,398.59
             7002016 A1                 BEVERLY MAYO                                               $40,384.73
             7002061 A1                 RUTH PIERRE SANDERS                                        $19,256.00
             7002068 A1                 SCOTT A BOYD                                               $33,583.31
             7002070 A1                 CATHERINE C WILLIAMS                                       $37,590.53
             7002096 A1                 TERRY G BYRD                                               $41,551.39
             7002152 A1                 IVA DIXON FLOYD                                            $35,267.11
             7002163 A1                 HELEN SAPP                                                 $30,684.47
             7002186 A1                 DANIEL LEROY HAMBURG                                       $33,257.98
             8000512 A1                 NATHANIEL C PARKER                                         $56,817.24
             8001440 A1                 CHARLES E HENRY SR                                         $48,467.65
             8001617 A1                 BOBBY BRUNSON                                               $9,792.45
             8002157 A1                 ROBERTA FITZHUGH                                           $50,624.06
             8002330 A1                 PATRICIA R MILTON                                          $45,190.80
             8002480 A1                 HAROLD DAVIS                                                $4,567.77
             8002629 A1                 EARLINE FRANCES D'OYLEY                                    $27,754.13

             8002815 A1                 SOLOMON PETERSON                                            $7,332.32
             8002839 A1                 KAREN D PARKER                                             $22,400.27
             8003022 A1                 RICHARD STEVEN JOYNER                                      $62,699.19
             8003032 A1                 CHARLES L CARROLL                                          $60,747.77
             8003033 A1                 CHARLES L CARROLL                                          $10,478.52
             8003034 A1                 PATRICK PEABODY                                            $91,635.12
             8003152 A1                 ROBERT H BUTLER                                            $52,981.33
             8003172 A1                 MARY ELIZABETH FOLEY                                        $8,685.61
             8003187 A1                 PATRICIA W SUTTON                                          $34,538.59
             8003200 A1                 SUSAN W COX                                                $14,688.13
             8003315 A1                 MICHAEL S BROADWELL                                       $154,517.79
             8003502 A1                 ANDY HUGHES                                                $52,314.36
             8003681 A1                 JOHN CLEMMER                                               $48,247.67
             8003750 A1                 ALAN D CROOM JR                                            $44,343.38
             8003795 A1                 SAMUEL J BRANCH                                            $62,294.45
             8003796 A1                 SAMUEL J BRANCH                                            $14,693.24
             8003853 A1                 CARL JOHNSON                                               $32,093.63
             8003900 A1                 WENDY CUTTING                                              $49,600.00
             8003998 A1                 JAMES R FREEMAN SR                                         $49,200.00
             8004006 A1                 THOMAS MONTGOMERY                                          $63,946.43
             8004046 A1                 GUY HUMPHREY JR                                            $45,231.68
             8004080 A1                 WILLIE L KORNEGAY                                          $29,994.85
             8005014 A1                 JANIE JAMES                                                $37,487.09
             8005017 A1                 PAMALA H MILLER                                            $52,050.49
             8005026 A1                 RONALD LOCKLEAR                                            $56,683.17
             8005045 A1                 GREGORY MACK                                               $71,551.85
             8005049 A1                 CHARLES T HALL                                             $55,727.73
             8005052 A1                 TIMMY D DAVIS                                              $64,941.07
             8005053 A1                 TIMMY D DAVIS                                              $14,793.45
             8005054 A1                 SHARON C BARNHILL                                          $68,538.39
             9001296 A1                 MICHAEL R BATSON                                           $35,623.10
             9001299 A1                 KRISTIAN WILLIAMS                                           $4,931.67
             9001377 A1                 DAVID W SJOLIN                                             $21,809.43
             9001382 A1                 JULIA MAE DANFORTH                                         $38,516.09
             9001389 A1                 JASON BUSH                                                 $42,755.80
            12000245 A1                 KEVIN O BUNDRICK                                           $23,292.42
            12000464 A1                 WILLIAM C BANKS                                            $35,901.54
            13000500 A1                 LENORA M MANKE                                             $11,888.77
            13000515 A1                 WILLIAM H WASSMER                                          $12,075.41
            13000521 A1                 NELLIE E BOZEMAN                                            $5,180.68
            14000124 A1                 STARLETT WILLIAMS                                           $6,077.22
            14000247 A1                 WILLIAM D HOLLIFIED                                         $7,873.22
            14000259 A1                 GERI COGDILL                                               $14,793.22
            15000577 A1                 BILLY J HAYES                                              $15,628.02
            15000595 A1                 JAMES A ROBINSON                                           $14,026.89
            15000629 A1                 TERESA S MCCOLLUM                                          $10,298.76
            15000673 A1                 RUTH TOMLIN                                                $10,684.02
            15000705 A1                 GENEVA FRANCES                                             $27,763.87
            15000709 A1                 MICHAEL R STANSELL                                         $38,865.84
            15000730 A1                 AARON WILSON                                               $43,962.86
            21000453 A1                 TRAVIS FERGUSON                                            $26,555.23
            21001799 A1                 ROBERT KIRK SPENCE                                         $23,059.49

            21001884 A1                 ANTONIO H CANDELARIA                                       $13,256.22
            21002510 A1                 THOMAS KONAL                                               $35,529.20
            21002588 A1                 SHANE B DYE                                                $17,660.39
            21002761 A1                 RALPH PORTER III                                           $34,967.37
            21003241 A1                 TONY L COOPER                                              $38,365.22
            21003327 A1                 LYNN WALLINGFORD                                           $19,538.75
            21003421 A1                 JOHN A GRANTHAM                                            $36,659.81
            21003438 A1                 BOBBY GLENN CHOATE                                         $36,168.10
            21003446 A1                 SCOTT E BECKWORTH                                          $23,510.03
            21003496 A1                 NELL MARIE LEPARD                                          $24,622.35
            21003701 A1                 JOSEPH F ROGERS                                            $27,596.57
            21003895 A1                 WILLIAM G WOOD                                             $38,041.63
            21003913 A1                 ROBERT P SCHEETT SR                                        $33,298.14
            21003924 A1                 TERRY W MASON                                              $18,741.67
            21003932 A1                 ALBERT WHITE III                                           $29,853.19
            21004022 A1                 THOMAS V ROTOLE                                            $35,303.48
            21004373 A1                 KARALYN M LYON                                             $15,375.56
            21004741 A1                 ROBERT K ATEN                                              $42,993.79
            21004921 A1                 JOSE RUEDA                                                 $39,522.00
            21004962 A1                 ROBERT E SHEFFIELD                                         $28,964.68
            21005032 A1                 ELZY BEAM                                                  $17,498.89
            21005039 A1                 MARGARET E DOUGLAS                                         $30,431.56
            21005058 A1                 CAESAR GONZALES                                            $23,209.40
            21005062 A1                 MICHELLE D B FULBRIGHT                                     $41,742.21
            21005064 A1                 HECTOR MARTINEZ JR                                         $23,438.10
            21005065 A1                 HARRY JAMES BROWN                                          $37,551.50
            21005066 A1                 NORMA JEAN GOLDMAN PHILLIPS                                $23,520.76
            22000706 A1                 THOMAS RAY JAMES                                           $16,102.44
            22000959 A1                 RICHARD DOHERTY                                            $23,680.16
            22002503 A1                 VINCENT R RUBEL JR                                         $17,035.17
            22002602 A1                 BEVERLY ROBERTS                                            $23,622.29
            22002720 A1                 TIMOTHY D ROBINSON                                         $13,241.56
            22002735 A1                 ALFRED KNIGHTEN                                            $16,639.29
            22002847 A1                 MICHAEL J HARVEY                                           $30,859.30
            22003415 A1                 DENNIS R KINZER                                            $19,648.26
            22003457 A1                 CRYSTAL F BONAR                                            $33,417.04
            22003472 A1                 JOHN CURTIS HARPER                                         $14,400.43
            22003526 A1                 THOMAS W ROSS                                              $32,465.80
            22003540 A1                 DANNY O COULLIETTE                                         $34,247.56
            22003582 A1                 AUBREY B MITCHELL                                          $39,324.81
            22003619 A1                 JAMES E CIESIELSKI                                         $24,443.36
            22003696 A1                 TRAY ARTHUR                                                $42,293.74
            22003750 A1                 FREDERICK E COLLINS                                        $39,440.64
            22003759 A1                 EARLENE GAUDA                                              $12,311.67
            22003767 A1                 THADDEUS F WYGLENDOWSKI                                    $35,552.83
            22003769 A1                 RICHARD CARSON                                             $23,491.90
            22003778 A1                 ROBERT COLLINS                                             $15,284.57
            22003784 A1                 DAVID D RODRIGUEZ                                          $32,616.68
            22003812 A1                 STEVEN J HAAG                                              $23,783.83
            22003828 A1                 LANCE W BILLOW                                             $27,866.11
            22003840 A1                 THEODIS MCCLAIN                                            $11,640.04
            22003963 A1                 STANLEY R BROWNING                                         $24,550.72

            22003995 A1                 SHEILA DIANE PEGRAM                                        $40,921.48
            22004139 A1                 JUNIOR WAYNE HILL                                          $24,181.58
            22004174 A1                 KURT T MOUNT                                               $27,381.20
            22004202 A1                 MICHAEL T GALEONE                                          $90,083.99
            23000023 A1                 DARRELL G USSERY                                           $98,009.81
            23000066 A1                 CAROLYN H LAMB                                             $16,322.34
            23000169 A1                 JOHN EDWARD RAYNOR                                         $39,004.71
            23000226 A1                 VICTOR M WILSON                                            $38,644.60
            23000345 A1                 EDNA C DAWKINS                                             $15,896.64
            23000424 A1                 KEVIN A MCKEE                                              $48,656.87
            23000466 A1                 CURTIS TODD JONAS                                          $31,909.19
            23000952 A1                 JOE M LUCERO                                               $16,060.78
            23001183 A1                 DANIEL J CARPER                                            $39,355.75
            23001301 A1                 GINA T ELKINS                                              $21,008.08
            40009041 A1                 DARRELL R FIRESTINE                                        $12,678.07
            50039411 A1                 LEAH COLLINS BAYES                                         $11,118.87
            50040241 A1                 PAUL HICKMAN                                                $6,418.53
            50041541 A1                 LEONARD L STRATTON                                         $12,109.87
            50043081 A1                 LINDA BARRON                                               $10,366.06
            50045081 A1                 JOSEPH SEOANE                                              $33,508.63
            50047461 A1                 RONALD L BOOTH                                              $7,249.60
            50050181 A1                 ROBERT YEAGER                                              $13,578.30
            50051601 A1                 WILLIAM THOMAS MOORE                                        $9,221.36
            50062211 A1                 RAYMOND J PERKINS                                          $10,003.75
            50066721 A1                 LAWRENCE W DUVALL JR                                        $8,605.93
            50074261 A1                 ALETHA O'CONNELL                                           $11,342.28
            50076771 A1                 PATRICK L EVANS                                            $23,174.42
            50096801 A1                 DONALD R MARSHALL                                          $16,772.15
            60001291 A1                 TIMOTHY KEEN                                                $5,023.58
            90012601 A1                 MINNIE PARKER                                              $30,634.44
            95000101 A1                 JOHN FITZGERALD WILKIE                                     $26,106.65
            95000118 A1                 SHIRLEY HOLLIDAY CHAMBERS                                  $40,219.51
            95003000 A1                 CARL R WEATHERLY                                           $24,448.04
            95003012 A1                 JAMES W MITCHELL                                           $36,800.36
            95003337 A1                 HARRY S MILLER                                             $31,805.19
            95003396 A1                 DARLENE R CLARK                                            $33,084.49
            95003402 A1                 DARRALL CRANE                                              $39,544.50
            95003406 A1                 GEORGE PHILIP ECKLES                                       $23,920.20
            95003414 A1                 JOHN E BROWN                                               $38,165.11
            95003416 A1                 KENNETH E BYRD                                             $36,560.73
            95003431 A1                 JIM MILLER                                                 $41,750.54
            95003456 A1                 HILTON W BRODERICK                                         $35,647.62
            95003457 A1                 HILTON W BRODERICK                                         $13,784.74
            95003464 A1                 DELORES LINEN GADSON                                       $29,504.66
            95003468 A1                 TIMOTHY D HILL                                             $37,700.07
            95003482 A1                 RODELLA SMITH                                              $10,614.13
           210004681 A1                 EDDIE GENE WILKERSON                                        $8,468.47
           210006371 A1                 BRIAN PURCELL                                              $10,536.54
           210006421 A1                 RICHARD H STAFFORD                                         $31,463.22
           210029061 A1                 EDWARD A BOOTEN                                            $24,753.77
           220026631 A1                 WILLIAM E MANN                                             $12,548.61
           220027971 A1                 STEVE FEGETT                                               $13,066.34

           220031921 A1                 PHILLIP A NICHOLAS                                         $15,483.22
           230008331 A1                 HERBERT M FERRELL                                          $11,034.97
           230008651 A1                 BILLY R PARKS                                               $5,105.38
          1190014265 A1                 KENNETH J TESTER                                           $31,114.82
          2000918054 A1                 DANIEL J LANDESS                                           $21,903.38
          2000918190 A1                 GORDON LEROY ROTTMAN                                       $33,278.97
          2000928549 A1                 DEBRA L STARCK                                              $9,866.87
          2000929798 A1                 DOROTHY LUCAS                                              $24,443.88
          2000930087 A1                 TERRY LYNN DISHMAN                                          $9,736.68
          2000930468 A1                 DAVID WAYNE BROWN                                          $10,082.45
          2000931302 A1                 OSCAR FLOYD ALBRITTON                                      $12,225.72
          2000932142 A1                 ELIZABETH H WILLAMOWSKI                                    $11,423.61
          2000932887 A1                 MARGARITA S WALTERS                                        $10,119.69
          2000934204 A1                 DOUGLAS S BOWEN                                            $14,045.73
          2000936720 A1                 LORI A ELLIOTT                                              $8,793.20
          2000936728 A1                 LARRY L MCKINNEY JR                                        $14,819.62
          2000936892 A1                 JACOB G SEAL SR                                            $12,327.36
          2000938050 A1                 DONALD BEEMER                                              $19,746.97
          2000938755 A1                 JAMES M NOETH                                              $12,042.93
          2000939114 A1                 JENNY C BEAMON                                             $20,413.85
          2000940176 A1                 JIMMY D RUSSELL                                            $14,828.28
          2000940395 A1                 MICHAEL J MILLER                                            $7,996.08
          2000945188 A1                 JAMES W MOORE                                              $22,092.56
          2000947504 A1                 RONNIE DEAN CASSTEVENS                                     $20,474.27
          2090019430 A1                 FELICIA LOVELACE                                           $30,265.77
          2100048911 A1                 LARRY BASHAM                                                $9,238.65
          2100917449 A1                 MARK TUGMAN                                                 $9,986.38
          2100918818 A1                 ALAN LEE HUTSELL                                           $40,436.69
          2100924278 A1                 BARRIE KRAUSE                                              $24,726.57
          2100926130 A1                 GEORGE T OVERSTREET                                         $9,126.61
          2100931304 A1                 VALERIE LARSON-LOHR                                        $20,013.80
          2100931898 A1                 BRADLEY J CONKLIN                                           $8,235.14
          2100932370 A1                 JUAN JOSE BANDA                                            $36,934.95
          2100938653 A1                 MARIA GUADALUPE BAEZA                                      $10,527.51
          2100940287 A1                 CARMEN M STUDER                                            $17,463.01
          2100944824 A1                 BEATRICE JOHNSON                                           $33,131.07
          2100947269 A1                 JAMES R HUNT JR                                            $40,360.03
          2100947918 A1                 COBY D THOMAS                                              $39,401.70
          2190020172 A1                 MICHAEL J WALKER SR                                        $36,792.71
          2190022138 A1                 MAGDIEL CORDERO CHAPA                                      $19,709.36
          2190022908 A1                 ISRAEL FRANCO                                              $28,270.08
          2190023482 A1                 JOHNNY MARMOLEJO                                           $37,655.77
          2190023878 A1                 RANDOLPH CLARK                                             $41,828.78
          2190023993 A1                 JERRY WILLIS                                               $20,575.86
          2190025427 A1                 LUPE C GONZALEZ                                            $20,668.14
          2190030627 A1                 JOHANNA ERIKA BENNIGHT                                     $15,190.08
          2190031122 A1                 DAVID C YBARRA                                             $34,155.11
          2190032049 A1                 BLANCA N RIVERA                                             $9,428.68
          2190033088 A1                 CECILIA MARTIN MISER                                       $31,459.19
          2190033122 A1                 JESSE GONZALES GONZALES                                    $25,468.27
          2190034464 A1                 WARREN F.SCHMALENBERGER                                   $241,191.11
          2200915126 A1                 WELBORN STANLEY MCCLELLION                                 $41,531.50

          2200917295 A1                 CURTIS S LACKEY                                            $18,816.04
          2200918899 A1                 DANNY EUGENE SANSBURY                                      $30,280.78
          2200921915 A1                 KATHY E KARR                                               $17,763.43
          2200925040 A1                 BEVERLY A BOUDREAU                                          $9,530.53
          2200927298 A1                 VIOLA S ATKINS                                              $9,874.09
          2200928749 A1                 JOHN C GRIFFIN                                             $27,664.35
          2200929715 A1                 REGINALD GILLIARD                                          $21,693.12
          2200935074 A1                 GEORGE M SMITH JR                                          $10,856.66
          2200935864 A1                 MATTHEW W ANDREWS                                          $10,455.17
          2200940700 A1                 CRAIG WILFONG                                              $20,537.75
          2200943334 A1                 KENNETH ALLEN WILLEMS                                      $17,013.11
          2200950766 A1                 BERTUS E MINER SR                                          $12,554.05
          2200951320 A1                 PATRICIA PICKENS FULLER                                    $40,926.35
          2200953020 A1                 GLENDA MIMS                                                $29,936.89
          2200953565 A1                 BARBARA MONTANARO ROME PIERCE                              $34,908.33
          2200953576 A1                 GEORGE M LANKFORD                                          $19,234.17
          2200953896 A1                 JAMES BIGGER                                               $38,129.70
          2200954370 A1                 ROBERT A MILLER                                             $8,070.62
          2200955394 A1                 JOSEPH E LAMB                                              $27,689.53
          2200956466 A1                 CRAIG A WEAVER                                             $14,793.82
          2200957762 A1                 JOHN L ALLENSWORTH                                         $12,775.18
          2200958507 A1                 JOYCE W SMITH                                              $15,386.45
          2200959951 A1                 HOWARD MUFUKA                                              $35,196.68
          2200960331 A1                 JOSEPH DUBOSE                                              $42,456.69
          2200960398 A1                 PATRICIA J WILSON                                          $17,129.13
          2200961553 A1                 BILL W PATTERSON                                           $26,316.22
          2200963709 A1                 FERNANDO HERRERA                                           $35,864.99
          2200970232 A1                 CLOYCE J LIGHT                                             $14,073.09
          2200970872 A1                 EARL BOLDEN                                                 $6,222.08
          2200971268 A1                 JODI C ROUSH                                               $35,986.38
          2200972323 A1                 WAYNE ALTON SETTOON                                       $204,000.00
          2200972656 A1                 THERESA M FLOWERS                                          $29,432.08
          2200973350 A1                 THOMAS J SMITH                                             $41,494.84
          2200973420 A1                 MELVIN CHAMBERLAIN                                         $38,856.24
          2200974757 A1                 RONALD ULRIGG                                              $43,572.37
          2200975191 A1                 HERMAN M LIPSCOMB II                                       $64,077.29
          2200975400 A1                 DIANE M BERGER                                             $42,846.18
          2200975403 A1                 JOHN CREED MANEY JR                                        $27,485.03
          2200975540 A1                 ALLEN L MARX                                               $43,905.37
          2200975927 A1                 WILLIE M CROMER                                            $38,854.35
          2200978715 A1                 LARRY L EICKHOLT                                           $40,800.00
          2200979532 A1                 JOSEPH DAVID STAFFORD                                      $38,800.00
          2290009890 A1                 AARON MILTON                                               $12,252.69
          2290015142 A1                 IRA L FLOYD                                               $447,294.91
          2290019481 A1                 JAIME A ARREDONDO                                          $36,908.29
          2290020732 A1                 JESUS ALONZO RUBIO                                         $34,526.36
          2290020787 A1                 MIGUEL C BARRERA                                           $26,201.28
          2290029466 A1                 CURTIS L WARREN                                            $38,678.22
          2290030828 A1                 RENE A URIEGAS                                             $22,912.84
          2290034812 A1                 JANET L HENDERSON                                          $25,691.91
          2290035453 A1                 JIMMY BOLER                                                $33,749.06
          2290040520 A1                 MICHEAL IRVIN                                               $9,476.98

          2300923630 A1                 CARROLL A JACKSON                                          $25,262.67
          2300935750 A1                 LEE CORPMAN                                                $19,662.43
          2300939109 A1                 H VINCENT NELSON                                           $53,641.94
          2300941082 A1                 DOLORES A SCHONEWOLF                                        $6,934.23
          5100900843 A1                 HAZEL NORMAN                                               $40,982.08
          5100906647 A1                 MAMIE VALENTINE                                            $15,716.73
          5100906950 A1                 RUBEN BATTLE JR                                            $40,009.89
          5100912573 A1                 SHERRY PARKER                                              $28,196.82
          5100914193 A1                 ALONZO FALLS                                               $27,352.99
          5100915272 A1                 MICHAEL L HARDEE                                           $38,083.26
          5100918693 A1                 DAVID BRISTER                                              $37,393.97
          5100918717 A1                 SANDRA W POTTER                                            $20,799.51
          5100922219 A1                 FELIX PAGAN JR                                             $22,401.00
          5100922284 A1                 KERRIE C THOMPSON                                          $59,281.18
          5100923644 A1                 JOHN A COLE                                                $14,425.08
          5100924274 A1                 MIQUEL A VILLARREAL                                        $11,971.43
          5100925014 A1                 DEBRA REAVIS ROBINSON                                      $16,401.14
          5100925244 A1                 NICHOLAS E CORBIN                                          $40,247.81
          5100925742 A1                 JOEL DAVID WOODLE                                          $43,468.24
          5100925931 A1                 ROBIN JACOBS                                               $10,158.06
          5100926329 A1                 GEORGE E RIDDICK JR                                        $16,174.12
          5100927507 A1                 RICKY ALVIN ANNAS                                          $21,345.92
          5100928171 A1                 JUDITH J MONROE                                            $20,946.03
          5100928405 A1                 ASHLEY BERNARD CANADY                                      $11,095.04
          5100928497 A1                 CARL D MOORE                                               $20,501.41
          5100928875 A1                 RICHARD ARTHUR KELLY                                       $29,378.35
          5100930542 A1                 THERESA HARWARD                                            $27,565.79
          5100932005 A1                 WALLACE BROWNLEE                                           $40,822.52
          5100932710 A1                 FRENCH KEN MIXON                                           $39,826.20
          5100932996 A1                 CAROLYN E CHAVIS                                           $25,688.54
          5100934618 A1                 RONALD RASNAKE                                              $6,804.92
          5100934731 A1                 LINDA H LANG                                               $39,586.04
          5100935460 A1                 FREDDY L CAPE                                              $36,173.74
          5100935542 A1                 RANDY PRIDEMORE                                            $23,712.48
          5100935544 A1                 TOMMY W HOLDER                                             $21,053.01
          5100935647 A1                 JOYCE ELDER                                                $19,509.12
          5100936594 A1                 LENORA GILYARD                                             $40,667.60
          5100937777 A1                 JOSEPH E WILLIAMS                                          $13,771.12
          5100938803 A1                 JAMES E TRENT SR                                           $19,053.44
          5100939615 A1                 DONALD R WINSTON                                           $18,370.52
          5100939649 A1                 HIRAM BERNARD                                              $15,808.27
          5100939811 A1                 ALLEN JENNINGS JR                                          $40,678.20
          5100940068 A1                 DAVID ROBINSON JR                                          $18,558.57
          5100940183 A1                 THOMAS G HEATH                                             $26,682.83
          5100941281 A1                 SCOTT SOX                                                  $17,847.74
          5100941392 A1                 CLIFFORD T CORLEY                                          $36,700.85
          5100942746 A1                 SILAS B DODSON                                             $43,103.42
          5100943362 A1                 WILLIE JAMES JONES                                         $41,268.17
          5100943470 A1                 WILLIE JAMES JONES                                         $10,293.79
          5100943878 A1                 GUS E KALMAR                                               $14,718.13
          5100946532 A1                 JACKIE E BROOME                                            $18,011.64
          5100947384 A1                 RICHARD FOWLER                                             $35,888.73

          5100948307 A1                 PATRICIA DURHAM                                            $18,810.60
          5100952581 A1                 DOROTHY B BECKER                                           $15,702.79
          5100953048 A1                 RABRON L WIGGINS JR                                        $10,940.69
          5100954427 A1                 STACY S COX                                                 $8,793.28
          5100957282 A1                 WILLIE MOBLEY                                              $18,193.98
          5100958305 A1                 SHERYL J MORTON                                            $25,529.40
          5100958654 A1                 CHRISTOPHER J CORREIA                                      $10,909.62
          5100958739 A1                 MICHAEL J O'LEARY                                          $22,766.93
          5100960051 A1                 RODGER LEE                                                 $43,964.02
          5100960368 A1                 CYNTHIA E WAGONER                                          $18,872.18
          5100960583 A1                 MARCUS T ROBINSON                                          $22,899.92
          5100960677 A1                 CYNTHIA LYNN ROGERS                                        $20,673.03
          5100962919 A1                 LOUISE WRIGHT OLIVER                                        $8,942.31
          5100965234 A1                 WILLIE R BAILEY                                            $30,342.11
          5100966181 A1                 MICHAEL M MATTHEWS                                         $27,919.68
          5100967373 A1                 RYAN D MONTI                                               $18,945.51
          5100967678 A1                 HAROLD ANDERSON                                            $37,482.09
          5100967908 A1                 RALPH J EFIRD JR                                           $35,859.61
          5100968585 A1                 MELVIN WARREN                                              $43,975.46
          5100968885 A1                 CARLOS CANO III                                            $29,810.29
          5100970341 A1                 MARTHA ANN CREWS                                           $23,702.78
          5100970595 A1                 RANDY CHARLES SHEPPARD                                     $37,769.81
          5100971483 A1                 IVORIS BOSTICK                                             $43,985.59
          5100971874 A1                 JAMES EDWARD CAUBLE                                        $39,978.10
          5100972709 A1                 HERSCHEL BRUCE BAGLEY                                      $43,481.36
          5100972752 A1                 WILLIAM E FLOYD                                            $39,956.03
          5100975810 A1                 JIMMY GRAY COALSON                                         $38,985.53
          5100976385 A1                 FRANK M DEMICK                                            $377,204.35
          5100976777 A1                 WILLIAM R CURETON                                          $26,954.28
          5100977417 A1                 DIANE W ORCUTT                                             $41,979.29
          5190001621 A1                 TIMOTHY W BAILEY                                          $274,201.38
          5190001760 A1                 ROSLYN G BELLAMY                                           $38,822.12
          5190002243 A1                 MARY E LEE FLOWERS                                         $36,908.19
          5190002583 A1                 LUCINDA HOWELL                                             $36,918.87
          5190002593 A1                 MARY LOU HANNA                                             $37,634.12
          5190003274 A1                 BEVERLY A JOHNSON                                          $35,990.76
          5190003849 A1                 HORACE KENNEDY                                             $30,521.73
          5190004232 A1                 CHARLES S ELLIS                                            $35,781.09
          5190004586 A1                 JENNIFER A BLACK                                           $43,888.70
          5190005531 A1                 YVONNE K MOORE                                             $20,461.85
          5190005560 A1                 EDGAR N FOSTER SR                                          $30,931.14
          5190006906 A1                 SHIRLEY A ROBINSON                                         $33,806.09
          5190007238 A1                 ANDREW DORCH                                               $19,159.14
          5190008811 A1                 BRENDA SANDERS                                             $38,301.90
          5190015747 A1                 POINVENTA BOYD                                             $38,031.84
          5190017426 A1                 BARBARA H LEGG                                             $34,861.11
          5190017501 A1                 ENOCH C PARTON                                             $42,678.10
          5190017741 A1                 PATRICIA ANN ANDERSON                                      $37,703.92
          5190019270 A1                 SANDY MYERS                                                $43,876.16
          5190020145 A1                 ETHEL SMALL                                                $35,211.22
          5190020654 A1                 ELVEE MOORE                                                $10,630.74
          5190023198 A1                 SUSAN L BELL                                               $43,954.70

          5190025177 A1                 ROBERT J PICKETT                                            $9,891.72
          5190029684 A1                 BRENDA D CARSON                                            $32,861.58
          5190031604 A1                 THOMAS SMITH                                               $35,405.29
          5190031693 A1                 CORA SOWELL                                                $35,363.20
          5190038750 A1                 VERTRELL GRIFFIN                                            $9,928.67
          5200904300 A1                 MICHAEL HURT                                               $18,057.73
          5200913245 A1                 CHUCK HARRIS                                               $12,554.34
          5200914427 A1                 DEBRA YOUNG                                                $15,893.87
          5200921573 A1                 JAMES HARROLD DAVIS                                        $17,981.96
          5200922184 A1                 ELIZABETH B CUNNINGHAM                                     $20,623.87
          5200922496 A1                 JANIE T BYERS                                              $16,787.18
          5200925391 A1                 BRENDA WHALEY                                              $13,017.98
          5200928510 A1                 JOHN CLAYTON KENNEDY                                       $10,769.09
          5200930720 A1                 DENNIS SMITH JR                                            $38,675.38
          5200935287 A1                 JOHN MONEA                                                 $24,590.84
          5200940192 A1                 BURTON L ARNOLD                                            $11,611.80
          5200941775 A1                 CYRUS KIRKLAND                                             $31,430.45
          5200944243 A1                 BARBARA BANKS                                              $13,044.80
          5200946904 A1                 PATRICIA D LEWIS                                           $22,649.64
          5200947025 A1                 WILLIE MAE CARD BURNETTE                                   $28,390.51
          5200948078 A1                 JAMES W BOND                                               $18,852.67
          5200950545 A1                 EARNEST RAMSEY                                             $37,715.28
          5200951989 A1                 RHONDA CLARK JAMES                                         $14,079.87
          5200952728 A1                 ELVIRA LOWMAN                                              $12,295.09
          5200952729 A1                 ALI EMRE BASAL                                            $271,162.18
          5200954648 A1                 ANNA BELL                                                  $33,553.88
          5200955571 A1                 STACY O COOK                                               $11,501.88
          5200969232 A1                 PATRICIA ANN GRACIANETTE                                   $21,728.52
          5200969318 A1                 CHERYLE D HARRISON                                         $18,355.25
          5200972835 A1                 BIRDIA BAKER                                               $32,779.60
          5200973363 A1                 ELIZABETH KNIGHT                                           $43,156.12
          5200974624 A1                 LARRY LOWE                                                 $23,152.17
          5200976729 A1                 WAYNE J MCCANTS                                           $199,670.61
          5200978192 A1                 WAYNE J MCCANTS                                            $35,188.84
          5290008144 A1                 MARK POOLE                                                 $10,459.68
          5300914426 A1                 EDNA PEARL HAYES                                            $8,876.04
          5300940960 A1                 LARRY W HATCH                                              $10,689.72
          5300955930 A1                 CHRIS WHITSON                                              $15,153.44
          5300968963 A1                 RUMPA SUWANNETR                                            $11,036.25
          5400929099 A1                 WENDY MURRAY                                               $10,237.01
          5490005144 A1                 BRYAN K WOODRING                                           $25,415.81
          5500926945 A1                 RUSSELL A INMAN                                            $33,461.34
          5500933564 A1                 JEFFREY COLE                                               $14,410.82
          5500972300 A1                 THOMAS E BOOKHOUT                                          $22,443.13
          5500973286 A1                 JAMES M RANSOM                                             $18,645.61
          5500979202 A1                 JOSEPH G SUTULOVICH JR                                     $20,994.30
          5600929535 A1                 BRENDA DENISE JONES                                         $8,481.51
          5600945382 A1                 NAOMI HUDLEY                                               $14,830.14
          5600945520 A1                 LISA M HILL                                                $20,486.72
          5600950034 A1                 EVANGELINE LINDBERG                                        $14,863.68
          5600953300 A1                 JAMES MOSBY JR                                            $219,551.77
          5600979530 A1                 JOYCE LEHEW                                                $33,587.35

          5700910530 A1                 EDWARD MINTER                                              $19,381.37
          5700923481 A1                 MICHAEL GALLIGAN                                           $27,784.97
          5700936586 A1                 KEVIN AGUILAR                                              $23,755.00
          5700952095 A1                 RODNEY D POTTER                                            $17,363.89
                                                                                               $20,351,882.24
                2258 A2                 ULYSSES DUCKETT                                            $94,224.25
                2562 A2                 RACHEL J BURR                                              $14,406.87
               21031 A2                 WADE YATES                                                $135,114.70
               60358 A2                 KEVIN B JONES                                              $65,903.63
               60389 A2                 JAMES T GRAHAM                                            $122,678.98
               60770 A2                 BERNHARD H SCHNEIDER                                      $103,143.85
               60828 A2                 JOEY A ZGLINCKI                                            $99,254.53
               60884 A2                 JAMES L DAWKINS                                           $138,229.13
               61184 A2                 ARMOND A TURNER                                            $88,885.63
               61201 A2                 CALVIN JOHNSON JR                                          $51,402.04
               61373 A2                 MARK BROWN                                                 $51,859.07
               61456 A2                 JOYCE BURNS                                                $46,863.28
               61508 A2                 TRI COUNTY PREGNANCY CTR.  INC                             $50,070.88
               61781 A2                 JOYCE W BLOODWORTH                                         $53,427.91
               61821 A2                 WILLIAM RICHARD HORNE                                      $59,440.64
               61991 A2                 ROGER L PHILLIPS                                          $186,911.38
               62159 A2                 JANET C GIBSON                                             $75,304.49
               62251 A2                 CHARLES H WILLIAMS                                         $58,751.08
               62287 A2                 JAMES L BROWN  SR(ESTOF)                                   $42,959.78
               62360 A2                 JAMES A KELLETT                                            $99,474.04
               62382 A2                 DANIEL W COOKE                                             $50,710.68
               62391 A2                 SCHKHANN MITCHELL                                          $54,344.20
               62414 A2                 JEREMIAH FRANKLIN                                          $65,062.19
               62444 A2                 RONALD P HERRING                                           $94,618.06
               62551 A2                 LEVIE MORANT(EST OF)                                       $52,562.89
               62563 A2                 JOHN E BLANCHARD                                           $43,868.38
               62572 A2                 JAMES MORTON                                               $66,418.77
               62595 A2                 SANDRA P FOSTER-GILLIS                                     $75,814.62
               62606 A2                 ELLEN W REID                                               $76,055.57
               62645 A2                 CYNTHIA B HODGE                                            $93,989.83
               62660 A2                 ROOSEVELT R RICE                                           $62,892.01
               62750 A2                 RENEE H TINSLEY                                            $75,471.06
               62843 A2                 JAMES F STREETMAN                                          $41,654.55
               62971 A2                 LAWTON P ROGERS                                            $48,664.88
               62973 A2                 JAMES F ANDERSON                                          $147,040.91
               63000 A2                 ELSIE S JONES                                              $86,611.60
               63086 A2                 SYLVESTER WEST                                             $84,517.21
               63089 A2                 JEFF HENRY JR                                              $88,613.28
               63100 A2                 JOHN B WANNAMAKER                                          $60,785.42
               63172 A2                 SAMARA M SCOTT                                             $51,075.26
               63175 A2                 THOMAS COLEMAN                                             $92,665.06
               63177 A2                 JAMES CLARK                                                $57,008.54
               63249 A2                 LEO SMITH JR                                               $64,069.25
               63267 A2                 GARY W OWENS                                               $65,700.16
               63384 A2                 LIONEL M THOMAS                                            $47,020.00
               63401 A2                 RAYMOND R DOWNING                                          $56,393.50
               63478 A2                 DANNY FORE                                                 $49,780.28

               63529 A2                 BERRY C MORGAN                                             $57,838.04
               63600 A2                 STEVEN R KLEIN                                            $123,042.32
               63605 A2                 CLIFTON M OUZTS                                            $53,129.85
               63629 A2                 TED WILLIAMS                                               $43,455.89
               63641 A2                 STEVEN R KLEIN                                             $53,056.15
               63667 A2                 KENNY BLAKENEY                                             $70,948.37
               63716 A2                 ROOSEVELT DOWNS                                            $71,317.32
               63720 A2                 DOROTHY LUCILLE KING                                       $53,528.51
               63723 A2                 MARION DRUMMOND                                           $139,106.41
               63754 A2                 JOSEPH RICHARDSON                                          $34,021.66
               63759 A2                 MARTHA ANN GRANT                                           $56,292.30
               63775 A2                 EARNESTINE ROSS                                            $42,427.31
               63826 A2                 THOMAS D BROADWATER                                       $106,604.06
               63833 A2                 RANDALL J HARRIS                                           $42,868.55
               63857 A2                 DEBRA M MICKENS                                            $63,422.79
               63866 A2                 GEORGE H JONES JR                                          $54,322.80
               63908 A2                 JODY F COX                                                 $57,911.41
               63946 A2                 JEFFREY CURENTON                                           $66,974.67
               64014 A2                 JAMES HOOD JR                                              $49,439.81
               64040 A2                 CARL GEORGE SMITH JR                                       $44,143.78
               64080 A2                 NICOLE O RODRIGUEZ                                         $81,225.22
               64089 A2                 KEELA C JAMISON                                            $51,543.64
               64131 A2                 W J WATFORD                                                $57,155.04
               64208 A2                 JUSTIN W THARP                                             $78,712.10
               64209 A2                 RAYNETTA B CHAVIS                                          $46,153.50
               64256 A2                 GARVIN H SLOAN                                             $48,272.31
               64257 A2                 ELIJAH HANNIBAL                                            $43,480.34
               64275 A2                 LARRY M GILREATH                                           $49,581.23
               64349 A2                 WALLACE BERRY                                              $43,478.81
               64354 A2                 DOROTHY LOUISE SCOTT                                       $60,482.72
               64379 A2                 MARY ELLEN GOODWIN                                         $89,890.30
               64389 A2                 REGINALD BROWN                                             $55,744.09
               64399 A2                 LESTER FLOWERS                                             $51,577.89
               64417 A2                 LEO S GALLANT                                              $65,026.81
               64421 A2                 JAMES M MORRIS                                             $51,113.14
               64429 A2                 FRANK LEE GREEN                                            $46,143.89
               64438 A2                 ALBERT JACKSON                                             $59,969.97
               64444 A2                 CARL W HUTCHINS                                            $43,028.65
               64496 A2                 ROBERT L THOMPSON JR                                       $44,098.65
               64546 A2                 ROBERT E HEMINGWAY                                         $54,576.86
               64646 A2                 JEFFERSON T ISAAC                                          $47,720.81
               64683 A2                 ZEB B STARNES JR                                           $46,819.82
               64699 A2                 ETHEL RICH BURNS                                           $49,412.19
               64799 A2                 CURTIS SIDNEY SMITH JR                                     $52,026.17
               64811 A2                 FRED C ROLLER IV                                           $92,257.17
               64942 A2                 HANNA SNOW                                                 $51,119.31
               64960 A2                 ESSIE MAE KINSLER                                          $52,168.27
               65005 A2                 EDWARD D BULLARD                                          $135,875.77
               65011 A2                 MILDRED A MONROE                                           $47,913.27
               65019 A2                 GREGORY C ATKINS                                           $82,873.55
               65053 A2                 ROOSEVELT STARK SR                                         $47,854.72
               65066 A2                 KENNETH WAYNE TRIBBLE                                      $43,706.70

               65135 A2                 BOBBY HENLEY                                               $87,669.98
               65183 A2                 MARY LEVINE                                                $53,273.30
               65248 A2                 CLYDE WILLIAM JENNINGS                                     $83,685.64
               65353 A2                 MICHAEL BLACKWELL                                          $80,666.79
               65395 A2                 BARRY N SCOTT                                              $65,741.00
               65560 A2                 LARRY P REID                                               $51,371.14
               65589 A2                 GREGORY WILSON SR                                         $108,375.44
               65592 A2                 GERALD GREEN                                              $206,250.00
               65607 A2                 ERNEST R WASHINGTON                                        $93,125.42
               65712 A2                 LOUIS SCOTT UTTER                                          $59,499.31
               65737 A2                 EDWIN L GARDNER JR                                        $108,722.16
               65767 A2                 LEROY F STEWART                                            $70,230.07
               65937 A2                 ELLA MAE GILLIAN                                           $56,867.37
               65939 A2                 BARBARA AMAKER                                             $53,817.50
               65947 A2                 BILLY R COLLINS                                            $57,707.26
               65949 A2                 TERESA A CANZATER                                          $45,600.00
               65951 A2                 THOMAS K ALTMAN                                            $44,730.75
               65954 A2                 RUDOLPH F MARSHALL                                         $55,205.11
               65972 A2                 BELISTA DIXON                                              $51,274.78
               65977 A2                 EDWARD W BAGWELL                                           $49,541.89
               65980 A2                 GYPSIE L MURDAUGH                                          $61,623.44
               65989 A2                 CARL BARNES                                                $50,994.23
               65991 A2                 SAMUEL L SCOTT                                             $57,199.94
               65997 A2                 JEROME THOMAS                                              $48,774.66
               66001 A2                 TERRY G CHESTER                                            $55,121.55
               66007 A2                 IVAN J HALL                                                $64,700.35
               66027 A2                 SANDRA L ERICKSON                                          $56,139.60
               66038 A2                 MELANIE O ATKINS                                           $55,297.22
               66050 A2                 WILLIAM C SELF SR                                          $46,363.34
               66055 A2                 BOBBY A CENTER                                             $61,002.46
               66057 A2                 MICHAEL SHANE REINHARDT                                    $61,404.27
               66059 A2                 RODNEY DAVIS                                               $50,336.14
               66061 A2                 CHARLES E ROOF JR                                          $99,902.85
               66076 A2                 TIMOTHY NIXON                                              $45,624.41
               66078 A2                 ROBERT D HERRING                                           $67,631.20
               66082 A2                 GERALDINE T ALLEN                                          $47,964.90
               66086 A2                 BRYAN K BEELER                                            $136,683.01
               66092 A2                 JAMES TODD                                                 $55,772.87
               66104 A2                 WILLIAM KEITH BODIE                                        $45,311.19
               66111 A2                 GEORGE WILLIAM ESTES                                       $47,490.62
               66131 A2                 AUGUSTINE BOEHM                                            $60,614.25
               66133 A2                 DEBORAH ROXANNE LAIRD                                      $61,600.00
               66134 A2                 ROBERT SHERIFF                                             $46,923.19
               66155 A2                 JAMES COKLEY                                               $48,629.76
               66169 A2                 MARY E GOODWIN                                             $52,457.69
               66176 A2                 MARK LEPKOWSKI                                             $50,817.75
               66181 A2                 DARREN J PRIDGEN                                           $50,845.50
               66195 A2                 GRACE SMITH                                                $47,967.81
               66204 A2                 GEORGE MILLER                                              $46,148.89
               66219 A2                 LARRY MCCRAY                                               $55,777.35
               66222 A2                 DARLENE HART                                               $57,828.44
               66224 A2                 JEROME MCCUTCHEN                                           $46,120.60

               66234 A2                 LEROY E COHEN                                              $66,400.00
               66249 A2                 JAMES D HAYES                                              $58,000.00
               66251 A2                 CAROL OLIVER                                               $52,719.29
               66259 A2                 ANTHONY W FREEMAN                                          $55,591.14
               66265 A2                 LARRY D WALLACE                                            $59,777.04
               66267 A2                 WILLIAM R POWERS                                           $51,044.90
               66291 A2                 THOMAS COLCLOUGH                                           $43,783.79
               66297 A2                 JOEL M BRUCE                                               $50,782.37
               66306 A2                 RAYMOND JENKINS                                            $57,402.90
               66308 A2                 SHIRLEY S YOUNG                                            $51,435.99
               66329 A2                 HALLIEQUE BRADFORD                                         $46,793.93
               66330 A2                 GREGORY BELLAMY                                            $59,047.69
               66339 A2                 JAMES W ABRAMS JR                                          $46,507.43
               66340 A2                 TERESA ALFORD                                              $74,132.80
               66346 A2                 CAROL MCKEOWN                                              $50,040.37
             1001837 A2                 MATILDA TIGGS                                             $124,590.14
             1002103 A2                 WILLARD R HONEYCUTT                                        $53,331.16
             1002138 A2                 DONNIE ALAN GILLESPIE                                      $47,326.33
             1002436 A2                 PETER MINKS                                                $99,060.37
             1002718 A2                 REGINALD E ROGERS                                          $48,152.84
             1003462 A2                 CARL DOUGLAS MABE                                          $52,801.73
             1003751 A2                 TERRY M WRIGHT                                             $44,390.60
             1005771 A2                 JOHN T HENSLEY                                            $161,424.87
             1006012 A2                 ERNEST H STANFORD III                                     $155,591.25
             1006060 A2                 MACCUS BARFIELD                                            $53,919.62
             1006077 A2                 JOSEPH RAYMOND PARETI                                      $78,768.00
             1006127 A2                 JOHN E SEABROOKS                                           $49,657.69
             1006139 A2                 STEPHEN MALLOY                                             $49,506.63
             2000033 A2                 THOMAS JOHNSON                                             $47,322.93
             4000288 A2                 DAVID J LAMBERT                                            $43,699.20
             4001033 A2                 JAY M HINE                                                $114,898.49
             4001095 A2                 EMMAZELL ROBERTS                                           $50,903.10
             4001118 A2                 EDWARD E BAGLEY JR                                         $59,918.04
             4001159 A2                 STEPHANIE GIBSON                                           $65,163.30
             5006080 A2                 DAVID H METZER                                             $51,548.14
             5006145 A2                 STUART K VAUGHN                                            $48,154.85
             5006346 A2                 JAMES SKINNER                                              $51,803.17
             5006567 A2                 GREGORY DOLLINAR                                           $48,508.04
             5006794 A2                 ROGER J DORKO                                              $49,481.20
             5007676 A2                 JAMES E GORDON JR                                          $63,463.55
             5007708 A2                 RODRIC J MYERS                                             $50,212.85
             5007991 A2                 TIMOTHY J HENNING                                          $64,709.65
             5008113 A2                 SOLOMON OLIVER CROMWELL                                    $79,873.65
             5008348 A2                 SHARON S BUTLER                                            $67,636.49
             5008475 A2                 REVA G THOMPSON                                            $54,402.68
             5008722 A2                 DANIEL G JIMENEZ                                           $48,342.44
             5008766 A2                 MICHAEL G EMBREY                                           $48,048.63
             5008791 A2                 JOHN MICHAEL O'BRIEN                                       $43,856.42
             5008832 A2                 SHERRY L STOUT                                             $48,959.94
             5008838 A2                 TONY J PELLEGRINI                                          $45,247.91
             5008846 A2                 ROBERT W CURTISS                                           $52,333.38
             5008915 A2                 TERRY A THEIN                                              $44,993.65

             5010211 A2                 STEVEN E POTTS                                             $54,918.74
             7000983 A2                 MICHAEL ASHTON DOTSON                                      $51,823.03
             7001429 A2                 WENDELL R HAYNES                                           $60,167.93
             7001469 A2                 CYNTHIA POWELL                                             $45,740.33
             7001566 A2                 NORVEL MCDONALD                                            $49,276.20
             7001804 A2                 DANNY RAY GRIFFIN                                          $60,690.45
             7001826 A2                 ELIZABETH LAFAYETTE                                        $46,743.45
             7001868 A2                 STONEY GREG MULLINS                                        $69,738.59
             7001871 A2                 GASPAR J RIVERA                                            $55,931.98
             7001881 A2                 JOHN STEWART                                               $57,316.20
             7001893 A2                 VICTOR H WILLIAMSON                                       $100,295.87
             7001925 A2                 CHARLES K HENLE                                            $49,845.38
             7002000 A2                 EDWARD K TREMBLE                                          $166,177.60
             7002008 A2                 HARRY WEDUL                                               $145,301.59
             7002054 A2                 GLORIA T HESTER JOHNSON                                    $54,741.61
             7002055 A2                 ALFRED GRANT                                               $46,011.33
             7002112 A2                 LAMONT D GODFREY JR                                        $49,183.48
             7002113 A2                 JONNETTA C BENEDICT                                        $52,968.87
             7002148 A2                 TERRY BRUCE WILBER                                         $54,687.23
             7002159 A2                 PAUL J GRAYSON                                             $54,819.68
             7002183 A2                 KATIE MAE ROGERS                                           $52,772.71
             7002194 A2                 WILLIAM ZEBELIN MITCHELL                                   $48,072.64
             9001292 A2                 ALAN W GIBLER                                             $107,586.09
            12000372 A2                 STEPHANIE L GILCHRIST                                      $44,135.36
            12000410 A2                 LESTER D MCDANIEL                                          $69,694.93
            12000465 A2                 JOHNNY FAYE CAMPBELL                                       $59,708.99
            13000489 A2                 JOEL C BRUN                                                $49,610.58
            14000233 A2                 JEFFERY SCOTT YATES                                        $51,653.02
            14000274 A2                 BILLIE J WATERS                                            $44,918.10
            14000278 A2                 GRADY L KNIGHTON                                           $56,616.07
            15000257 A2                 JAMES E BRADHAM                                            $45,728.66
            15000446 A2                 THEODORE SCOTT SR                                          $61,818.04
            15000517 A2                 JOHNNIE R LOGAN III                                        $76,800.00
            15000565 A2                 JIMMY M SHAW                                               $54,179.43
            15000663 A2                 JAMES R KIRVEN                                             $52,913.46
            15000682 A2                 REGINALD WESTON                                            $64,475.44
            15000695 A2                 CHARLES W HINSON                                           $68,275.87
            15000697 A2                 JAMES G PEARSON                                           $161,703.21
            15000716 A2                 MICHELLE M JACKSON                                         $79,761.47
            15000718 A2                 ROSE M DAVIS                                               $56,586.83
            15000732 A2                 ALTON GEDDINGS                                             $50,757.21
            15000734 A2                 STEVE HORSTMANN                                            $68,000.00
            21000369 A2                 ARTHUR S GREENE JR                                         $49,936.13
            21001756 A2                 TIMOTHY A HAYEN                                            $56,052.49
            21001871 A2                 JEFFREY A WILLIAMSON                                       $53,024.43
            21002236 A2                 DANNY RAY BOYETTE                                          $55,266.34
            21002499 A2                 EMORY D NEAL                                               $52,951.23
            21002673 A2                 KEVIN G EDWARDS                                            $46,048.86
            21002901 A2                 WAYNE G KAROL                                              $48,563.21
            21003194 A2                 CHRISTOPHER TAYLOR REED                                    $43,447.71
            21003305 A2                 LARRY L GOODALL                                            $41,444.66
            21003316 A2                 SHARON M GRAY                                              $50,271.78

            21003411 A2                 MICHAEL D WELCH                                            $43,377.59
            21003900 A2                 JOHN KIDMAN                                                $44,340.59
            21004049 A2                 REYNALDO SEQUERA                                           $51,483.56
            22000909 A2                 HESIRI M FERNANDO                                          $48,197.45
            22001041 A2                 JOSEPH GRYLAS                                              $52,146.79
            22003287 A2                 TREVOR LEE BENOIT                                          $48,610.97
            22003500 A2                 JAY R GERBER                                               $60,686.67
            22003711 A2                 DAVID PENHOLLOW SR                                         $63,666.12
            22003772 A2                 MICHAEL V MICHALAK                                         $62,508.46
            22003906 A2                 ROY D ASHCRAFT                                             $49,830.64
            22003969 A2                 DAVE L FOREMAN                                             $53,940.22
            22004072 A2                 BYRON G WOLFE JR                                           $74,260.65
            22004103 A2                 CAROLYN L KNICELY                                          $47,820.08
            22004209 A2                 ROBERT G DONALD                                            $44,383.18
            23000135 A2                 NADINE PENN                                                $45,275.20
            23000142 A2                 JAMES R DANIELL JR                                         $50,989.54
            23000212 A2                 EDWARD B WALTMAN                                           $45,656.27
            70014611 A2                 RICHARD DAVID CHANCE                                      $113,016.56
            95000125 A2                 TONY M ROBINSON                                            $50,221.17
            95000145 A2                 LEROY CRUEL                                                $61,406.78
            95000150 A2                 MARY ANN RANCE                                             $93,365.39
            95003011 A2                 FRANCENIA T ELLIS                                          $62,101.05
            95003377 A2                 BERNARD L FOOTMAN                                          $58,290.43
            95003394 A2                 WALLACE L SMITH                                            $50,136.79
            95003404 A2                 G WALTER WHITLOCK                                          $47,416.34
            95003413 A2                 JOHN E BROWN                                               $70,665.70
            95003427 A2                 STEVE J PILGRIM                                            $44,674.74
            95003450 A2                 MICHAEL N BYRD                                             $77,538.00
            95003473 A2                 RANDALL W LEOPARD                                          $58,339.46
           130004301 A2                 CLIFFORD D ROBINSON                                        $44,128.49
           220031281 A2                 CLINTON W PALMER                                           $41,695.84
          1190009118 A2                 JAMES L NASH                                              $115,362.85
          1190009144 A2                 DANNY E MOORE                                             $155,229.02
          2000919447 A2                 ROBERT P GARRETT                                           $71,906.57
          2000931895 A2                 DEBORAH W SINGLETON                                       $128,884.65
          2000950681 A2                 VICTOR C LOMBARDO                                          $73,855.99
          2000954896 A2                 PAULA K VAWTER                                             $76,983.33
          2090024811 A2                 ANGELA CARTER                                              $51,118.27
          2100903738 A2                 CATHERINE H VINCENT                                        $87,027.99
          2100905239 A2                 NORMAN J JACKSON                                           $59,003.27
          2100910491 A2                 ELMER L NEAL SR                                            $49,162.65
          2100912127 A2                 JOSEPH ALBERT PYPE                                         $47,319.14
          2100920880 A2                 JACK F SYKES                                               $49,896.36
          2100944662 A2                 GEORGE E MOFFITT                                           $47,062.85
          2100946161 A2                 ELOISA MOLINA DODGE                                        $68,338.78
          2100947032 A2                 KENNETH LEROY MOORE                                        $74,204.21
          2100947048 A2                 BRADY C WILLIAMS                                           $75,461.42
          2100947165 A2                 ALICE R BOWERS                                             $51,174.37
          2100965988 A2                 SCOTT R ANDERSEN                                           $72,210.68
          2190020853 A2                 LEE D POST                                                 $59,625.68
          2190020862 A2                 RONALD J DUNCAN                                            $53,876.78
          2190022887 A2                 BETTY KELLY                                                $44,370.74

          2190023129 A2                 BARRY DON SHAW                                             $55,080.73
          2190025934 A2                 RONALD EVAN BRANUM                                         $63,389.89
          2190026459 A2                 CLARA R LONGORIA                                           $56,793.25
          2190027967 A2                 MURRAY ARCHIE                                              $50,736.59
          2190030556 A2                 RICARDO S RIVERA                                           $42,048.58
          2190034329 A2                 DAVID H GUYTON                                             $94,754.03
          2190039387 A2                 NEIL KENT CAREW                                            $62,305.77
          2200902431 A2                 CAROL MODER                                                $50,518.28
          2200903367 A2                 JOSEPH E GRANGER                                          $129,275.25
          2200905996 A2                 PATRICK E POWELL                                           $73,424.59
          2200910081 A2                 DAVID AVILA                                                $52,681.30
          2200910267 A2                 FREDERICK L SAMUEL                                         $69,415.08
          2200912836 A2                 EDWINA W VINCENT                                           $47,128.16
          2200915999 A2                 ROBERT L WAGNER                                            $64,058.89
          2200917116 A2                 LOTTIE M GUITARD                                           $70,435.86
          2200917158 A2                 JOHN R NORDIN                                              $49,044.97
          2200919419 A2                 TAMMY D EVERGETIS                                         $104,241.73
          2200922713 A2                 PATSY FERNANDEZ                                            $69,518.99
          2200924919 A2                 ROBERT STOKES                                              $93,367.99
          2200927810 A2                 VIVIAN SILVERS                                             $54,222.80
          2200943607 A2                 A BILLIE DOBBS                                            $106,869.50
          2200944422 A2                 EVELYN M JEFFERSON                                         $87,560.73
          2200946319 A2                 DAVID BOOTH                                                $51,441.15
          2200946446 A2                 RONNIE WITHERSPOON                                         $44,964.94
          2200946688 A2                 DONNA M CONYERS                                            $62,000.06
          2200947743 A2                 MARY C BRUCE                                               $62,248.05
          2200948562 A2                 DAVID LUNA                                                 $52,144.05
          2200948645 A2                 ROGER B BAYNE                                              $63,224.80
          2200956621 A2                 JOHN BEERY                                                 $44,727.05
          2200958079 A2                 LONNIE MICHAEL HARRELL                                    $119,513.18
          2200958426 A2                 JOHN D ROBERTS                                             $50,303.12
          2200958582 A2                 FREDERIC ROBERT KINARD                                     $91,476.21
          2200962079 A2                 PATRICIA W PARDOE                                          $54,303.34
          2200963943 A2                 BENJAMIN F GARLAND                                        $131,055.83
          2200965878 A2                 MARK D LYNCH                                               $91,529.85
          2200966913 A2                 DOUGLAS R BORTON                                           $48,863.02
          2200967727 A2                 PAUL R LANE                                                $69,420.31
          2200967935 A2                 KATHY WARE                                                 $50,884.88
          2200968091 A2                 LARRY T TANNER                                             $47,872.87
          2200968309 A2                 JAMES W BALES III                                          $65,338.30
          2200968628 A2                 WILLIAM D FIDDLER                                          $50,832.87
          2200968687 A2                 THOMAS MICHAEL HOLT                                        $71,792.21
          2200968905 A2                 ROD SMITH                                                  $46,683.85
          2200969182 A2                 PATRICIA J DAVIS                                           $48,874.88
          2200969783 A2                 DONA S SMITH                                               $61,121.98
          2200970566 A2                 BRIAN FERRARO                                              $87,887.82
          2200970799 A2                 LISA PATTERSON                                             $47,762.04
          2200971480 A2                 JAMES CONANT                                               $44,836.84
          2200971714 A2                 REBECCA ANN GOULD                                          $62,380.05
          2200972643 A2                 BILLY RAY CRAIN                                            $62,957.17
          2200972758 A2                 JOHN G ELLIOTT                                             $74,859.90
          2200973043 A2                 MARY E OWENS                                               $58,967.70

          2200973808 A2                 BILLY N MITCHELL                                           $54,372.01
          2200974166 A2                 KEITH MICHAEL PINEL                                        $64,750.52
          2200974631 A2                 MARY A BISHOP                                              $45,025.57
          2200974692 A2                 RICHARD C WILLIAMS                                         $79,843.63
          2200974875 A2                 JAMES R ADKINS                                             $47,936.70
          2200974898 A2                 JOE THOMAS MOORE                                           $78,066.49
          2200975314 A2                 BART W BROADWELL                                           $89,555.33
          2200975348 A2                 EDITH PEARL EVANS                                          $78,270.01
          2200975712 A2                 PAUL TOMLINSON                                             $65,434.17
          2200976074 A2                 GARLAND R STANLEY                                          $69,200.00
          2200976350 A2                 KEM R FOWLER                                               $47,145.39
          2200976659 A2                 MARSHA F CHARBONEAU                                       $111,852.31
          2200976813 A2                 MATTHEW BUTLER                                             $58,627.58
          2200976830 A2                 ROBERT LEE EDWARDS                                         $46,290.59
          2200976974 A2                 ELAINE A MARESCA                                           $94,499.38
          2200977040 A2                 SANDRA M JONES                                             $73,851.87
          2200977679 A2                 KENNETH R BAILEY                                           $55,918.78
          2200977701 A2                 KEITH A BECKMAN                                            $84,800.00
          2200978068 A2                 MARK A EVANS                                               $77,993.63
          2200979682 A2                 CLIFFORD SWITZER                                          $119,850.00
          2200980130 A2                 LARRY WILLIAMS                                             $45,496.38
          2200980407 A2                 SCOTT A BONNETTE                                           $71,023.14
          2200981916 A2                 DALE L COOK                                                $70,160.67
          2290018641 A2                 ANN H SIMMONS                                              $56,601.28
          2290019940 A2                 SHARON R BURK                                              $75,663.12
          2290026119 A2                 J JASON THOMAS                                             $43,378.47
          2290030062 A2                 IDOLUIS E CASARES                                          $43,219.98
          2290030125 A2                 JOHN MARNEY WALLER JR                                      $59,367.67
          2290032860 A2                 CYNTHIA D KNIGHT                                           $60,712.23
          2290033657 A2                 PERNICE O SMITH                                            $43,205.02
          2290036955 A2                 COLLIN W COFFEY                                            $59,806.12
          2290037776 A2                 JORGE ARTURO SALINAS                                       $65,575.25
          2300931216 A2                 FRANK GALICIA                                              $57,873.33
          5100902192 A2                 MICHAEL S WALKER                                          $190,500.00
          5100905617 A2                 THOMAS E ALEXANDER                                         $78,401.13
          5100905924 A2                 RAYMOND C QUEEN                                            $71,138.96
          5100907974 A2                 EVERETT HAWKINS                                            $58,250.90
          5100911528 A2                 ROBERT L MCLEAN                                            $70,945.34
          5100912902 A2                 GEROME R MCLEOD                                            $45,764.51
          5100913276 A2                 WILLIE J WHITE                                             $63,684.94
          5100914459 A2                 BAKITA S ACEVEDO                                           $47,022.06
          5100914486 A2                 DAVID E BURNETTE                                           $94,347.59
          5100914848 A2                 B F ALLISON                                                $46,934.24
          5100915468 A2                 DONNA K CATHEY                                             $73,279.13
          5100915872 A2                 WILLIAM J WALKER                                           $99,944.99
          5100916405 A2                 RAYMOND C GILPIN                                           $54,132.18
          5100916423 A2                 VICKI WATFORD                                              $75,617.54
          5100917511 A2                 JAMES L ROYSTER                                           $190,966.87
          5100917746 A2                 CHRIS E CATER                                              $62,956.72
          5100918293 A2                 JEFFREY BAUGUS                                             $48,970.05
          5100919086 A2                 JAMES COPELAND III                                         $55,755.83
          5100920340 A2                 BARBARA L ADAMS                                            $59,759.23

          5100921098 A2                 JUDY BROWN                                                 $65,274.50
          5100921634 A2                 ROY DALE BAKER                                             $50,925.73
          5100922982 A2                 JOHN A COLE                                               $123,666.02
          5100923108 A2                 WILLIAM D YOUNG                                            $73,319.64
          5100923418 A2                 KEITH TESNAR                                               $49,731.48
          5100923652 A2                 JAMES W PAUL                                               $61,352.81
          5100923826 A2                 JASON BYRD                                                 $60,170.51
          5100924214 A2                 GEORGE C RIDDICK JR                                        $73,336.77
          5100924384 A2                 STEPHAN M CURRY                                            $69,311.59
          5100925400 A2                 CLIFTON FREEMAN                                            $60,487.99
          5100925463 A2                 RONALD HOOVER                                             $111,049.34
          5100925739 A2                 RENE BOUKNIGHT                                             $48,550.29
          5100925802 A2                 DONALD W SEAY                                              $52,956.16
          5100925860 A2                 CHARLES J LIVINGSTON                                       $64,159.05
          5100926417 A2                 ALBERT BRISBONE                                            $55,277.27
          5100926752 A2                 MICHAEL R AYERS                                            $71,659.26
          5100926761 A2                 FRANCIS X GILL                                             $47,778.23
          5100928117 A2                 TERESA P MONDS                                             $55,301.21
          5100928403 A2                 ALLYSON PUTMAN                                             $47,034.33
          5100928640 A2                 RICHARD J PEARCE                                           $49,404.55
          5100928842 A2                 DARYL E PAINTER                                            $62,761.23
          5100928854 A2                 MARK T VANGORDER                                           $60,159.53
          5100929293 A2                 CINDY L HARVEY                                             $62,410.74
          5100929324 A2                 MARSHA RUTHERFORD                                          $93,116.80
          5100930743 A2                 HERBERT HICKS                                              $63,749.17
          5100930899 A2                 TAMMY K CLARK                                              $49,192.08
          5100931625 A2                 JOSEPH CASTRONOVO                                          $60,136.72
          5100931830 A2                 WILLIAM O FRAZIER SR                                       $53,764.60
          5100932356 A2                 WILLIE J DAVIS                                             $51,818.13
          5100933170 A2                 GAIL PICKETT                                               $44,784.44
          5100933903 A2                 AQUILLA LEWIS                                              $95,681.41
          5100934244 A2                 EDWARD SCARFO                                              $53,425.79
          5100935747 A2                 REGGIE MACK                                                $68,576.39
          5100937100 A2                 RICHARD W DIVENS                                           $49,774.85
          5100937273 A2                 ANNIE PATTERSON                                            $65,669.45
          5100937928 A2                 CHRIS A SMITH                                              $71,766.39
          5100938902 A2                 GRANT E GEHLBACH                                          $111,537.96
          5100938970 A2                 JAMES BETHEA                                               $60,982.59
          5100939929 A2                 ROXICE SULLIVAN                                            $95,950.81
          5100940022 A2                 DAVID ROBINSON JR                                          $55,718.13
          5100941146 A2                 ANTHONY COLEY                                              $63,772.47
          5100941185 A2                 SCOTT SOX                                                  $71,789.36
          5100941445 A2                 EDMUND HOFFMAN III                                         $45,440.99
          5100942274 A2                 DEWARD NORRIS LUNSFORD                                     $94,778.95
          5100942366 A2                 PATRICIA CHAMBERS                                          $55,036.46
          5100942700 A2                 DEBORAH L WHITSON                                          $57,646.48
          5100943385 A2                 ADAM R DROBNIS                                            $140,644.60
          5100943404 A2                 ASHLEY POLLARD                                             $87,723.16
          5100943834 A2                 DAVID MORIARTY                                             $78,242.26
          5100943867 A2                 GUS E KALMER                                               $59,503.77
          5100943872 A2                 DALLAS BLEDSOE                                             $74,580.65
          5100944261 A2                 MARION D COLEMAN                                           $72,824.68

          5100945495 A2                 HAROLD T BOATWRIGHT JR                                     $82,210.27
          5100946256 A2                 JACKIE E BROOME                                            $54,283.38
          5100947036 A2                 DAVID BLACKSTONE                                           $64,276.51
          5100947354 A2                 DANIEL WAYNE LEDFORD                                       $76,371.10
          5100947481 A2                 MICHAEL L CUDD                                             $55,842.65
          5100949168 A2                 PAUL REEVES                                                $54,052.59
          5100950124 A2                 WILBUR L MILFORD                                           $49,513.72
          5100950634 A2                 EDWARD THOMPSON                                            $89,155.50
          5100951078 A2                 SAMUEL H JOHNSON                                           $56,857.24
          5100953344 A2                 CHRISTOPHER E WILLIAMS                                     $52,388.95
          5100953946 A2                 TRAVIS M SCOTT                                             $47,023.97
          5100954470 A2                 DENISE SAPOUGH                                             $66,247.14
          5100954963 A2                 EILENE M KENDALL                                           $70,967.38
          5100955358 A2                 CRAIG E ALIBOZEK                                           $57,878.74
          5100957111 A2                 HOWARD L MAJETTE                                           $63,512.85
          5100957153 A2                 WILLIE MOBLEY                                              $73,088.56
          5100957160 A2                 NORWOOD A WILLIAMS                                         $74,495.17
          5100957778 A2                 GLORIA JEAN GOODMAN                                        $58,388.67
          5100958048 A2                 KELLY THORNHILL                                            $68,267.74
          5100958873 A2                 KELLY H WILLIAMS                                           $52,435.34
          5100959959 A2                 DANIEL M HOLCOMBE                                          $63,872.30
          5100959973 A2                 JERRY DUDLEY                                               $80,765.04
          5100960032 A2                 CYNTHIA E WAGONER                                          $75,848.35
          5100961181 A2                 WANDA BEARDSLEY                                            $83,482.75
          5100962993 A2                 JERRY LOSAW                                                $62,511.45
          5100963754 A2                 JOHNNY GOODE                                               $68,522.02
          5100964922 A2                 MELVIN BRADLEY BURDETTE                                    $56,602.95
          5100965498 A2                 RENEE C HOLLOWAY SINGLETON                                 $74,052.62
          5100966211 A2                 JOHN R GARRETT                                             $57,604.01
          5100966856 A2                 DORIS R GEROW                                              $57,452.75
          5100967056 A2                 MAURICE E DILLARD                                          $46,459.26
          5100968878 A2                 TERRI CALLAHAN ALLEN                                       $46,973.78
          5100968975 A2                 SCOTT B NORGAN                                             $62,486.15
          5100969133 A2                 CARLOS A THOMPSON                                          $66,459.48
          5100969147 A2                 FREDDY W HOYLE                                             $92,030.90
          5100969208 A2                 DENNIS B COX JR                                            $45,507.26
          5100969679 A2                 WAYNE WILKERSON                                            $58,346.87
          5100969904 A2                 BRENDA S PHILLIPS                                          $60,744.70
          5100970534 A2                 TONY ARNOLD OVERCASH                                       $75,962.53
          5100970992 A2                 JUANETTA FRAZIER                                           $57,137.13
          5100971510 A2                 JANIE ROBINSON                                             $63,968.13
          5100971994 A2                 KENNETH LEARY                                              $70,506.67
          5100974605 A2                 ROBERT TEDDER                                              $44,979.01
          5100975056 A2                 NOAH J HEWITT                                              $59,973.45
          5100975329 A2                 RAY J WINBURN                                              $46,380.12
          5100975482 A2                 CAROLYN W HOWELL                                           $47,977.12
          5100975513 A2                 RODNEY G CLAY                                              $60,772.46
          5100975795 A2                 JOHN A MCKIVER SR                                          $61,108.25
          5100976099 A2                 EDWARD B BERGAMINI                                        $120,150.00
          5100976241 A2                 JEFFREY JENKINS                                           $143,921.17
          5100976423 A2                 HERTFORD MOORE JR                                          $68,768.84
          5100976553 A2                 WILLIAM R CURETON                                         $107,943.89

          5100976627 A2                 JANET BATKER                                              $107,860.92
          5100977061 A2                 DEBORAH A NICHOLS                                          $63,971.01
          5100977201 A2                 LUIS J CAMPOS                                              $68,598.13
          5100977405 A2                 JAMES P WOOTEN                                             $53,573.58
          5100977414 A2                 THOMAS H RILEY                                             $75,027.42
          5100978106 A2                 LILLIE B DAVIS                                             $59,080.85
          5100978535 A2                 YVONNE P MABRY                                             $57,968.25
          5100979657 A2                 VALERIE SUTTON                                             $47,679.02
          5190001294 A2                 EVANS LOCKLEAR                                             $57,406.36
          5190001651 A2                 MARK A COSTNER                                             $58,267.63
          5190001983 A2                 RICKEY WHITE                                               $45,423.90
          5190002062 A2                 ROBERT L SAMPLES                                           $50,019.22
          5190002354 A2                 VICKI BANKS                                                $50,322.06
          5190002752 A2                 ALICE L KOON                                               $51,197.41
          5190003234 A2                 MAMIE LEE JACOBS                                           $57,941.61
          5190003488 A2                 DEBORAH PAINTER                                            $71,506.77
          5190003768 A2                 JAMES MOORE                                               $117,787.84
          5190003992 A2                 WILLIAM A BUDDIN                                           $59,294.92
          5190004546 A2                 FREDERICK STROUD                                          $102,976.55
          5190004816 A2                 WILLIE BRIGGS                                              $62,398.84
          5190005314 A2                 WILLIAM LEE CRAWFORD                                       $54,941.89
          5190005948 A2                 DORIS M MCPHERSON                                          $48,391.06
          5190006103 A2                 DOUGLAS A HADDOCK                                          $59,859.86
          5190006349 A2                 RANDY L CROUCH                                            $132,518.82
          5190007615 A2                 DORIS L REESE                                              $54,399.94
          5190009849 A2                 NICHOLAS SCOTT SAITZ                                      $113,850.85
          5190011763 A2                 ANNIE MABBINS BENJAMIN                                     $46,643.81
          5190012334 A2                 KAY E MADISON                                              $54,092.12
          5190012367 A2                 MICHAEL TOLBERT                                            $55,999.60
          5190013376 A2                 ROSS BRICE                                                 $56,396.21
          5190014538 A2                 NELSON SCOTT BISHOP                                        $44,976.07
          5190014728 A2                 MARY ANN BLAKELY                                           $62,886.58
          5190015281 A2                 DENNIS BRYAN PITTMAN                                       $56,105.86
          5190016799 A2                 HASAN ABU-EIDEH                                            $47,637.75
          5190017391 A2                 DEBRA A PENDLETON                                          $52,313.78
          5190019078 A2                 JULIUS BROWN JR                                            $66,000.00
          5190019106 A2                 MARTY LOCKLEAR                                             $62,928.43
          5190021226 A2                 DAWN ANN DODD                                              $44,608.09
          5190022910 A2                 VERNON L LAWTON JR                                         $51,874.61
          5190023044 A2                 JOHN TONEY                                                 $85,734.85
          5190024378 A2                 RICKY DALE CRAINE SR                                       $47,786.27
          5190025057 A2                 DONALD R HARRIS                                            $51,179.84
          5190025149 A2                 TIMOTHY W TAYLOR                                           $57,877.19
          5190028359 A2                 TOY W SKIPPER                                              $50,901.80
          5190031937 A2                 GAIL ENWRIGHT                                              $84,372.86
          5190032993 A2                 HOMER C ABERNATHY                                          $96,779.66
          5190033145 A2                 DIANNA ALLEN                                               $59,348.99
          5190033682 A2                 LISA A ASKEW                                               $52,456.10
          5190034608 A2                 FLORIE YOUNG                                               $44,565.03
          5190034719 A2                 MERRY ANN KISH                                             $55,622.73
          5190035257 A2                 MILLIE G MARTIN                                            $49,124.38
          5190035692 A2                 JOSEPH R HUTCHINSON                                        $69,822.98

          5190036607 A2                 JEFFREY A BLUE                                             $93,564.02
          5190037122 A2                 MARY E BIVENS                                              $76,343.26
          5190037759 A2                 EDNA R KENNEDY                                             $67,638.02
          5190038860 A2                 SHELDY B AYE                                               $59,960.19
          5190039837 A2                 KEVIN W BLANCHARD                                         $136,302.15
          5200910406 A2                 THEODORE CHRISS                                           $122,523.47
          5200938751 A2                 JAMES T HOLT                                               $65,556.53
          5200938807 A2                 PAULETTE RODGERS ASHLEY                                    $48,644.01
          5200951583 A2                 DALE D DEMONT                                              $89,749.93
          5200964367 A2                 TODD ABBEY                                                 $62,338.24
          5200965991 A2                 TAMMYLYNNKUHN ROGERS SANDERSON                             $65,777.83
          5200967644 A2                 MICHAEL W RUTH                                            $133,094.58
          5200970502 A2                 NANCY P TUCKER                                             $51,059.96
          5200971420 A2                 EDELTRAUT HERNINA EDWARDS                                 $155,054.59
          5200973027 A2                 MICHAEL PRESLEY                                            $59,970.42
          5200974173 A2                 STACEY FOXX                                               $123,863.75
          5200976428 A2                 NIEL SORENSEN                                              $67,163.21
          5200979413 A2                 LEONEL G PEREZ                                             $67,260.27
          5300967114 A2                 RICHARD DURIN CATALINE                                     $65,566.97
          5500961166 A2                 STACEY L MOLENCUPP                                         $59,146.16
          5500972927 A2                 JAMES M RANSOM                                             $99,564.48
          5500973872 A2                 PATRICK ROGERS                                             $62,365.84
          5500978266 A2                 DANNY OWEN                                                 $58,500.00
          5590025258 A2                 JAMES A MILLS                                              $58,822.26
          5600921281 A2                 SUSAN B KESSLER                                           $108,729.93
          5600979853 A2                 ALBERT J MARSHALL                                          $75,164.91
          5700969838 A2                 ROBERT C CONGER                                            $45,000.00
                                                                                               $39,277,999.04

                                                                      SCHEDULE B


                           SCHEDULE OF REPRESENTATIONS

         1. The information with respect to each Mortgage Loan set forth in the Schedule of Mortgage Loans is true and correct as of the related Cut-off Date;

         2. All of the original or certified documentation required to be delivered to the Indenture Trustee, pursuant to the Sale and Servicing Agreement (including all material documents related thereto) with respect to each Mortgage Loan has been or will be delivered to the Indenture Trustee, in accordance with the terms of such Sale and Servicing Agreement. Each of the documents and instruments specified to be included therein has been duly executed and in due and proper form, and each such document or instrument is in a form generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

         3. Except as is otherwise disclosed on the Mortgage Loan Schedule, each Mortgaged Property is improved by a single (one-to-four) family residential dwelling, which may include condominiums, townhouses and units in planned unit developments, or manufactured housing, but shall not include cooperatives;

         4. No Mortgage Loan had an original Loan-to-Value Ratio in excess of 140%;

         5. Each Mortgage is a valid and subsisting first or junior lien of record on the Mortgaged Property subject in all cases to the exceptions to title set forth in the title insurance policy, with respect to the related Mortgage Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

         6. Immediately prior to the transfer and assignment herein contemplated, the Seller held good and indefeasible title to, and was the sole owner of, each Mortgage Loan conveyed by it subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Purchaser will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no Liens, except Liens which will be released simultaneously with such transfer and assignment;

         7. As of the related Cut-off Date, no Mortgage Loan is 30 or more days delinquent.

         8. There is no delinquent tax or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of substantial damage and is in good repair;

         9. There is no valid and enforceable right of rescission, offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the related Mortgagor to pay the unpaid principal of or interest on such Mortgage Note or the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

         10. There is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal with, the lien of the related Mortgage except those which are insured against by any title insurance policy referred to in paragraph 12 below;

         11. Each Mortgage Loan at the time it was made complied in all material respects with all applicable state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act and other consumer protection laws, real estate settlement procedure, usury, equal credit opportunity, disclosure and recording laws;

         12. Except for Mortgage Loans as to which the policies under which they were originated no title insurance was required, with respect to each Mortgage Loan, a lender's title insurance policy, issued in standard American Land Title Association form, or other form acceptable in a particular jurisdiction by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, in an amount at least equal to the initial Stated Principal Balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or junior mortgage lien of record on the real property described in the related Mortgage, as the case may be, subject only to exceptions of the character referred to in paragraph 5 above, was effective on the date of the origination of such Mortgage Loan, and, as of the Cut-off Date such policy will be valid and thereafter such policy shall continue in full force and effect;

         13. The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy (which may be a blanket policy of the type described in the related Sale and Servicing Agreement) with a generally acceptable carrier that provides for fire and extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan and (B) the minimum amount required to compensate for damage or loss on a replacement cost basis;

         14. If any Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy (which may be a blanket policy of the type described in the Sale and Servicing Agreement) in a form meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan and (B) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;


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


         15. Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all documents relating to such Mortgage Loan and convey the estate therein purported to be conveyed;

         16. The Seller has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the servicer in any insurance policies applicable to any Mortgage Loans delivered by the Seller including, to the extent such Mortgage Loan is not covered by a blanket policy described in the Sale and Servicing Agreement, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the servicer;

         17. Each original Mortgage was recorded or is in the process of being recorded, and all subsequent assignments of the original Mortgage have been recorded (or are in the process of being recorded) in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof for the benefit of the Indenture Trustee, subject to the provisions of Section
2.03 of the Sale and Servicing Agreement;

         18. The terms of each Mortgage Note and each Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the owners and which has been delivered to the Indenture Trustee;

         19. The proceeds of each Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. All costs, fees and expenses incurred in making or closing or recording such Mortgage Loans have been paid;

         20. Except as otherwise required by law or pursuant to the statute under which the related Mortgage Loan was made, the related Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

         21. No Mortgage Loan was originated under a buydown plan;

         22. No Mortgage Loan provides for negative amortization, has a shared appreciation feature, or other contingent interest feature;

         23. Each Mortgaged Property is located in the state identified in the Schedule of Mortgage Loans and except as is described in the Mortgage Loan Schedule, consists of one or more parcels of real property with a residential dwelling erected thereon;

         24. Each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the related Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

         25. Any advances made after the date of origination of a Mortgage Loan but prior to the Cut-off Date, have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Schedule of Mortgage Loans. The consolidated principal amount does not exceed the original principal amount of the related Mortgage Loan. No Mortgage Note permits or obligates the Seller to make future advances to the related Mortgagor at the option of the Mortgagor;

         26. There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and each Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

         27. All of the improvements of any Mortgaged Property lie wholly within the boundaries and building restriction lines of such Mortgaged Property, and no improvements on adjoining properties encroach upon such Mortgaged Property, and, if a title insurance policy exists with respect to such Mortgaged Property, are stated in such title insurance policy and affirmatively insured;

         28. No improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such Mortgaged Property is lawfully occupied under the applicable law;

         29. With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Seller or the Trust to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor;

         30. Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption available which materially interferes with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage;

         31. There is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Seller or the Purchaser has waived any default, breach, violation or event of acceleration;

         32. No instrument of release or waiver has been executed in connection with any Mortgage Loan, and no Mortgagor has been released, in whole or in part;

         33. The credit underwriting guidelines applicable to each Mortgage Loan conform in all material respects to the Seller's underwriting guidelines in effect at the time such Mortgage Loan was originated;

         34. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

         35. The Seller has no actual knowledge that there exist on any Mortgaged Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation;

         36. None of the Mortgage Loans shall be due from the United States of America or any State or from any agency, department, subdivision or instrumentality thereof;

         37. At the Cut-off Date, no Mortgagor had been identified by the Seller as being the subject of a current bankruptcy proceeding;

         38. By the Closing Date, the Seller will have caused the portions of the Seller's servicing records relating to the Mortgage Loans to be clearly and unambiguously marked to show that such Mortgage Loans are part of the Trust and are owned by the Trust in accordance with the terms of the Sale and Servicing Agreement and have been pledged to the Indenture Trustee in accordance with the Indenture;

         39. No Mortgage Loan was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Mortgage Loan under this Agreement or pursuant to transfers of the Notes. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Mortgage Loans;

         40. All filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trustee, or the Trust Administrator on behalf of the Trustee, a first or second priority perfected lien on, or ownership interest in, the Mortgage Loans and the proceeds thereof and the other property of the Trust Fund have been made, taken or performed;

         41. The Seller has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Mortgage Loan or otherwise to impair the rights of the Trust Fund and the Noteholders in any Mortgage Loan or the proceeds thereof;

         42. No Mortgage Loan is assumable (without the Seller's consent which consent has not been given) by another Person in a manner which would release the Mortgagor thereof from such Mortgagor's obligations to the Seller with respect to such Mortgage Loan;

         43. With respect to the Group I Mortgage Loans as of the Cut-off Date: the aggregated Stated Principal Balance was $20,351,882.24; each of the Stated Principal Balances was at least $1,281.35 but no more than $447,294.91;the average Stated Principal Balance was $29,973.32; the Mortgage Rates were at least 8.000% but no more than 18.428%; the weighted average Mortgage Rate was 12.005%; the original Loan-to-Value Ratios were at least 4.98% but no more than 133.61%; the weighted average original Loan-to-Value Ratio was 60.72%; the remaining terms to stated maturity were at least 11 months but no more than 359 months; the weighted average remaining term to stated maturity was approximately
182.74 months; the original terms to stated maturity were at least 35 months but no more than 363 months; the weighted average original term to stated maturity was approximately 198.55 months; and no more than 2.20% of the aggregate Stated Principal Balance of the Mortgage Loans are secured by Mortgaged Properties located in any one postal ZIP code area;

         44. With respect to the Group II Mortgage Loans as of the Cut-off Date: the aggregated Stated Principal Balance was $39,277,999.04; each of the Stated Principal Balances was at least $14,406.87 but no more than $206,250.00: the average Stated Principal Balance was $66,124.58; the Mortgage Rates were at least 6.100% but no more than 18.990%; the weighted average Mortgage Rate was 1.649%; the original Loan-to-Value Ratios were at least 11.80% but no more than 138.18%; the weighted average original Loan-to-Value Ratio was 77.38%; the remaining terms to stated maturity were at least 33 months but no more than 359 months; the weighted average remaining term to stated maturity was approximately
222.89 months; the original terms to stated maturity were at least 60 months but no more than 370 months; the weighted average original term to stated maturity was approximately 237.14 months; and no more than 2.05% of the aggregate Stated Principal Balance of the Mortgage Loans are secured by Mortgaged Properties located in any one postal ZIP code area;

         45. No selection procedures adverse to the Noteholders or to the Certificate Insurer have been utilized in selecting such Mortgage Loan from all other similar Mortgage Loans originated by the Seller;

         46. The related Mortgaged Property has not been subject to any foreclosure proceeding or litigation;

         47. There was no fraud involved in the origination of the Mortgage Loan by the mortgagee or by the Mortgagor, any appraiser or any other party involved in the origination of the Mortgage Loan; and

         48. Except for Mortgage Loans as to which the policies under which they were originated no appraisal was required, each Mortgage File contains an appraisal of the Mortgaged Property indicating an appraised value equal to the appraised value of such Mortgaged Property on the Mortgage Loan Schedule. Each such appraisal has been performed in accordance with the requirements of FNMA or FHLMC.

         49. None of the Mortgage Loans is a "bond for title" obligation or loan, provided that the Seller shall have 30 days after the Closing Date to cure any breach of this representation.